UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Augusta Gold Corp.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ ☐	No fee required Fee paid previously with preliminary materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 7, 2023

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the “Meeting”) of holders of shares of common stock (“Shareholders”) of Augusta Gold Corp. (the “Company”) will be held at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1, on Thursday, September 7, 2023, at 10:00 a.m. (Vancouver time), for the following purposes:

1.	To elect directors of the Company for the ensuing year;

2.	To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration;

3.	To approve, on an advisory, non-binding basis, a resolution regarding the compensation of the Company’s named executive officers as described in the Proxy Statement (as defined below);

4.	To approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company; and

5.	To transact such other business as many properly come before the Meeting or any adjournment thereof.

Accompanying this Notice of Meeting is a Management Information Circular and Proxy Statement (the “Proxy Statement”), which provides additional information relating to the business to be conducted at the Meeting, a form of proxy (the “Proxy”) or voting instruction form (the “VIF”), and a form whereby Shareholders may request that the Company’s annual and/or interim financial statements and corresponding management’s discussion and analysis be mailed to them.

The board of directors of the Company recommends that you vote “FOR” each of the nominees to serve as director and “FOR” each of the proposals.

The board of directors of the Company has fixed a record date as of the close of business on July 24, 2023, for the purpose of determining the Shareholders of record that will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of common stock is entitled to one vote per share on each matter presented at the Meeting. Cumulative voting is not permitted.

Proxies are being solicited by the board of directors of the Company. All shareholders who are record or beneficial owners of shares of common stock of the Company are invited to attend the Meeting in person. Your vote is important. Only record or beneficial owners of the shares of common stock of the Company may attend the Meeting in person. When you arrive at the Meeting, you must present adequate identification, such as a driver’s license. If you are a non-Registered Shareholder you will also be required to present a signed Proxy or VIF from your broker or other intermediary in whose name your shares are held.

Registered Shareholders who are unable to be present in person at the Meeting are requested to date, complete and return the materials in accordance with the instructions provided in the Proxy. If you are a non-registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you do not complete and return the materials in accordance with such instructions, you may lose your right to vote at the Meeting.

Dated as of July 24, 2023

BY ORDER OF THE BOARD OF DIRECTORS

“Donald R. Taylor”
DONALD R. TAYLOR
President and Chief Executive Officer

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

INFORMATION PROVIDED AS AT JULY 24, 2023 (unless otherwise stated)
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 7, 2023

PERSONS MAKING THE SOLICITATION

This Management Information Circular and Proxy Statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies being made by or on behalf of the board of directors (the “Board of Directors” or “Board”) of Augusta Gold Corp. (the “Company”) for use at the annual general meeting (the “Meeting”) of holders (the “Shareholders”) of the Company’s shares of common stock (“Common Shares”) to be held at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1, on Thursday, September 7, 2023, at 10:00 a.m. (Vancouver time) for the following purposes, as set forth in the accompanying notice of meeting (the “Notice of Meeting”):

1.	To elect directors of the Company for the ensuing year;

2.	To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration;

3.	To approve, on an advisory, non-binding basis, a resolution regarding the compensation of the Company’s named executive officers as described in this Proxy Statement;

4.	To approve the reincorporation of the Company in the State of Nevada pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation Merger”); and

5.	To transact such other business as many properly come before the Meeting or any adjournment thereof.

While it is expected that the solicitation of proxies will be made primarily by mail, proxies may also be solicited personally, by telephone or other means of communication by the directors, officers, employees and agents of the Company. All costs of this solicitation will be borne by the Company.

Unless otherwise indicated, all dollar amounts in this Proxy Statement are in United States dollars. The exchange rate of Canadian dollars into United States dollars based upon the exchange rate reported by the Bank of Canada on December 31, 2022, was C$1.00 = US$0.7383.

APPOINTMENT OF PROXIES

The accompanying form of proxy (the “Proxy”) names Mr. Richard Warke, Executive Chairman, or, failing him, Purni Parikh, Senior Vice President, Corporate Affairs, or, failing her, Michael McClelland, Chief Financial Officer, as proxyholder for the Shareholders at the Meeting, each of whom are directors or officers of the Company or both. A REGISTERED SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER OR ON THE SHAREHOLDER’S BEHALF AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, HAS THE RIGHT TO DO SO, BY INSERTING THE DESIRED PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER VALID FORM OF PROXY. A proxy will not be valid unless the completed form of proxy is received by Endeavor Trust Corporation (the “Transfer Agent”) in accordance with the instructions in the form of Proxy not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment or postponement thereof. Late proxies may be accepted or rejected by the Chair of the Meeting at their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2023

The Notice of Meeting, this Proxy Statement for the Meeting, the Company’s Annual Report for the fiscal year ended December 31, 2022, and the form of Proxy Card (collectively, the “Proxy Materials”) are available at www.augustagold.com/investors/agm and are being mailed to the Shareholders on or about August 4, 2023. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the United States Securities and Exchange Commission (the “SEC”).

NON-REGISTERED SHAREHOLDERS

Only registered Shareholders (“Registered Shareholders”) or duly appointed proxyholders are permitted to vote at the Meeting. Most Shareholders of the Company are “non-registered” Shareholders because the Common Shares they own are not registered in their names but are instead registered in the names of a brokerage firm, bank or other intermediary or in the name of a clearing agency. Shareholders who do not hold their Common Shares in their own name (referred to herein as “Beneficial Shareholders” or “Non-Registered Shareholders) should note that only Registered Shareholders (or duly appointed proxyholders) may complete a Proxy or vote at the Meeting in person. If Common Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Common Shares will not be registered in such Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which company acts as nominee for many Canadian brokerage firms) or, in the United States, Shares registered in the name of “Cede & Co.”, the registration name of The Depository Trust Company of which the Intermediary is a participant. Common Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted (for or against resolutions) at the direction of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the brokers’ clients.

Proxy-related materials are being sent to both Registered Shareholders and Beneficial Shareholders. Beneficial Shareholders fall into two categories – those who object to their identity being known to the issuers of securities which they own (“Objecting Beneficial Owners”, or “OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“Non-Objecting Beneficial Owners”, or “NOBOs”). Subject to the provision of Rule 14a-13 of the United States Exchange Act of 1934, as amended (the “Exchange Act”) and National Instrument 54-101 – Communication with Beneficial Owners of Securities of Reporting Issuers (“NI 54-101”), issuers may request and obtain a list of their NOBOs from intermediaries via their transfer agents and other intermediaries and use this NOBO list for distribution of proxy-related materials to NOBOs.

The provisions of Rule 14a-13(c) and NI 54-101 permit the Company to deliver directly proxy-related materials to the Company’s NOBOs and OBOs who have not waived the right to receive them. The Company is not delivering proxy materials directly to NOBOs or OBOs (and is not sending proxy-related materials using notice-and-access). As a result, NOBOs and OBOs can expect to receive proxy-related materials, including a Voting Instruction Form (“VIF”) and related documents through your broker or through another intermediary. These VIFs are to be completed and returned in line with the instructions provided by your broker or other intermediary.

NOBOs and OBOs should carefully follow the instructions provided, including those regarding when and where to return the completed VIFs.

Should a NOBO or OBO wish to attend and vote at the Meeting in person, the NOBO or OBO must insert the NOBO’s or OBOs name (or such other person as the NOBO or OBO wishes to attend and vote on the NOBO’s or OBOs behalf) in the blank space provided for that purpose on the VIF and return the completed VIF in line with the instructions provided by your broker or other intermediary. If a NOBO or OBO or a nominee of the NOBO or OBO is appointed as a proxyholder pursuant to such request, the appointed proxyholder will need to attend the Meeting in person in order for their votes to be counted.

NOBOs or OBOs that wish to change their vote must contact their broker or other intermediary who provided the instructions to arrange to change their vote in sufficient time in advance of the Meeting.

Only Registered Shareholders have the right to revoke a Proxy. NOBOs and OBOs who wish to change their vote must, sufficiently in advance of the Meeting, arrange for their respective intermediaries to change their vote and if necessary revoke their Proxy in accordance with the revocation procedures set out below.

All references to Shareholders in this Proxy Statement, the accompanying Proxy Card, and the Notice of Meeting of Shareholders are to Registered Shareholders of record unless specifically stated otherwise.

BROKER NON-VOTES

Brokers and other intermediaries, holding Common Shares in street name for non-Registered Holders, are required to vote the Common Shares in the manner directed by the non-Registered Holder (see discussion above). Under the rules of the New York Stock Exchange (the “NYSE”), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections, advisory votes on executive compensation and approval of the reincorporation into Nevada) unless the beneficial owner of such Common Shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote”. Any Common Shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors other than fewer votes being cast in favor of the nominees. A broker non-vote will not have any impact on the advisory vote on executive compensation. A broker non-vote will have the same effect as a vote “AGAINST” the matter related to the approval of the reincorporation into Nevada.

REVOCATION OF PROXIES

A Shareholder who has delivered a Proxy for use at the Meeting may revoke it by (a) going online and completing a new Proxy at www.eproxy.ca, (b) except to the extent otherwise noted on such later Proxy, signing a new Proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies as described below, (c) executing an instrument in writing by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivering it either (i) to the Corporate Secretary of the Company at Augusta Gold Corp., Suite 555-999 Canada Place, Vancouver, BC V6C 3E1, Attn: Corporate Secretary at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, or (ii) to the Chair of the Meeting on the day of the Meeting or any adjournment or postponement thereof or (d) registering with the scrutineer at the Meeting as a registered Shareholder present in person, whereupon any Proxy executed and deposited by such registered Shareholder will be deemed to have been revoked. A revocation of a Proxy does not affect any matter on which a vote has been taken prior to the revocation.

VOTING OF PROXIES

The Common Shares represented by a properly executed Proxy in favor of the individuals designated as management proxyholders in the form of Proxy will:

a.	be voted or withheld from voting in accordance with the instructions of the person appointing the management proxyholder on any ballot that may be called for; and

b.	where a choice with respect to any matter to be acted upon has been specified in the form of Proxy, be voted in accordance with the specification made in such Proxy.

If, however, direction is not given in respect of any matter, the Proxy will be voted as recommended by the Board.

The form of Proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the individuals appointed as management proxyholder thereunder to vote with respect to amendments or variations of matters identified in the Notice of the Meeting, and in respect of other matters which may properly come before the Meeting, except as limited by applicable law. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the individuals designated by management as proxyholders in the enclosed form of Proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Proxy Statement, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

Return the Proxy:

a.	by completing a Proxy at the following website www.eproxy.ca;

b.	by executing and returning the paper Proxy Card that accompanied this Proxy Statement by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Endeavor Trust Corporation, 702 – 777 Hornby Street, Vancouver, BC V6Z 1S4 to be received by 10:00 am (Pacific Time) on September 5, 2023, or no later than 48 hours before any adjournment or postponement of the Meeting, or

c.	by executing and returning the paper Proxy Card that accompanied this Proxy Statement by email to proxy@endeavortrust.com, to be received by 10:00 am (Pacific Time) on September 5, 2023, or no later than 48 hours before any adjournment or postponement of the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Board has fixed a record date as of the close of business on July 24, 2023 (the “Record Date”) for the purpose of determining the Shareholders of record that will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

As at the Record Date, there were a total of 85,929,753 Common Shares outstanding. Except as may otherwise be set forth herein, each Common Share entitles the holder thereof to one vote for each share shown as registered in the holder’s name as of the Record Date. There is no cumulative voting permitted on any of the matters at the Meeting. Only Registered Shareholders at the close of business on the Record Date who either personally attend the Meeting or who have completed and delivered a form of Proxy in the manner and subject to the provisions described above shall be entitled to vote or to have their Common Shares voted at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of the approximate date of this Proxy Statement regarding the beneficial ownership of the Company’s Common Shares by:

•	each person or entity who, to the Company’s knowledge, owns more than 5% of its Common Shares;
•	the Company’s executive officers;
•	each director; and
•	all of the Company’s executive officers and directors as a group.

The percentages of Common Shares beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or dispositive power, which includes the power to dispose of or to direct the disposition of the security. Common Shares that a person has the right to acquire beneficial ownership of, within 60 days of the date of this filing, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned.

As of the approximate date of this filing, the Company had 85,929,753 Common Shares outstanding.

Executive Officers and Directors

Name and Address	Shares Owned	Percentage
Richard Warke (1) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	44,623,448	42.4

Donald R. Taylor (2) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	890,000	1.0

John Boehner (3) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	350,000	0.4

Lenard Boggio (4) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	403,333	0.5

Daniel Earle (5) Suite 2915, 181 Bay Street Toronto, ON M5J 2T3	1,692,634	2.0

Poonam Puri (6) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	416,666	0.5

Michael McClelland (7) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	281,666	0.3

Purni Parikh (8) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	675,000	0.8

Johnny Pappas (9) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	356,666	0.	4

Tom Ladner (10) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	195,000	0.2

Jim Wickens (11) Suite 555 – 999 Canada Place Vancouver, BC V6C 3E1	83,333	0.1

All executive officers and directors as a group (11 persons)	49,967,746	45.8

Other 5% or Greater Shareholders (Common Shares)

Name and Address	Shares Owned	Percentage
Barrick Gold Corporation (12) Brookfield Place TD Canada Trust Tower 161 Bay Street, Suite 3700, Toronto, ON M5J 2S1	18,200,000	19.2

The Beling Family Trust David Beling, Trustee 897 Quail Run Drive Grand Junction, CO 81505	4,693,701	5.5

(1)	Includes the following: 533,333 vested options, 25,224,388 Common Shares (all of which are held by Augusta Investments Inc., a company wholly owned by Mr. Warke) and 18,865,727 shares underlying warrants (all of which are held by Augusta Investments Inc.).
(2)	Includes the following: 516,666 vested options, 206,667 Common Shares and 166,667 shares underlying warrants.
(3)	Includes the following: 350,000 vested options.
(4)	Includes the following: 350,000 vested options, 42,222 Common Shares and 11,111 shares underlying warrants.
(5)

Includes the following: 350,000 vested options, 871,800 Common Shares (of which 561,800 Common Shares are held by 2210637 Ontario Ltd., a company wholly owned by Mr. Earle) and 470,834 shares underlying warrants (all of which are held by 2210637 Ontario Ltd.).

(6)	Includes the following: 350,000 vested options, 44,444 Common Shares and 22,222 shares underlying warrants.
(7)	Includes the following: 266,666 vested options, 10,000 Common Shares and 5,000 shares underlying warrants.
(8)

Includes the following: 266,666 vested options, 216,667 Common Shares (of which 166,667 Common Shares are held by Lions Gate Holdings Inc., a company wholly owned by Ms. Parikh) and 191,667 shares underlying warrants (of which 166,667 warrants are held by Lions Gate Holdings Inc.)

(9)	Includes the following: 266,666 vested options, 60,000 Common Shares and 30,000 shares underlying warrants.
(10)	Includes the following: 100,000 vested options, 70,000 Common Shares and 25,000 shares underlying warrants.
(11)	Includes the following: 83,333 vested options.
(12)	Includes the following: 9,100,000 Common Shares and 9,100,000 shares underlying warrants.

CHANGE IN CONTROL

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

QUORUM

A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if one-third of the outstanding Common Shares entitled to vote are present at the Meeting. A Shareholder’s Common Shares are counted as present at the Meeting if such Shareholder is present and vote in person at the Meeting or he/she has properly submitted a Proxy. A Shareholder’s Common Shares will be counted towards the quorum only if the Shareholder has submitted a valid Proxy. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Meeting may adjourn the Meeting to another date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set out herein, no person who has been a director or executive officer of the Company at any time since the beginning of the last financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS

At the date of this Proxy Statement there are six directors of the Company. The present term of office of each of these six directors will expire immediately prior to the election of directors at the Meeting. The Board does not contemplate that any of the nominees will be unable to serve as directors. Each director will hold office until the next annual meeting of the Company or until his or her earlier resignation or removal.

At the Meeting, the individuals nominated for election as directors of the Company will be voted on individually and the voting results for each nominee will be publicly disclosed in a news release.

Directors are elected by a plurality of the votes represented by the Common Shares present at the Meeting in person or by proxy. This means that the six director nominees with the most affirmative votes will be elected. The allowable votes with respect to the election of directors are “For” and “Withhold”. Directors are elected individually, and cumulative voting is not permitted in the election of directors. Broker non-votes will have no effect. Withheld votes will also have no effect, except as set out under the Company’s majority voting policy (the “Majority Voting Policy”).

The Company’s Majority Voting Policy stipulates that, in an uncontested election of directors, if a nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee will immediately submit his or her resignation to the Chair of the Board for consideration following the meeting (to take effect immediately upon acceptance by the Board). The Nominating and Corporate Governance Committee will consider the offer of resignation and will make a recommendation to the Board of whether or not to accept it. The Board shall review, consider and act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the applicable meeting of the Shareholders. The Board shall accept the resignation absent exceptional circumstances that would warrant the nominee to continue to serve on the Board. The Company will promptly issue a press release announcing the Board’s decision, and a copy of that press release will be provided to the Toronto Stock Exchange (“TSX”). If the Board declines to accept the resignation, the press release shall fully state the reasons for its decision. Any director who tenders his or her resignation shall not participate in any Nominating and Corporate Governance Committee or Board meetings at which his or her resignation is considered. The Majority Voting Policy does not apply in circumstances involving contested director elections.

Unless such authority is withheld by a Shareholder, the management proxyholder named in the accompanying Proxy or VIF intend to vote “FOR” the election of the individuals whose names are set out below.

The Board recommends that Shareholders vote FOR each director nominee to the Board.

Directors

The following table and notes thereto state the name of each person proposed to be nominated by management for election as a director of the Company, the country in which he or she is ordinarily resident of, all offices of the Company currently held by him or her, his or her principal occupation, the business or employments of each proposed director within the preceding five years, the date he or she was first appointed as a director of the Company and the number of Common Shares beneficially owned by him or her, directly or indirectly, or over which he or she exercises control or direction, as at the Record Date.

Name of Proposed Director and Current Position with the Company and location of residence	Principal Occupation, Business or Employment During the Past Five Years(1)	Date First Appointed as Director of the Company
Richard W. Warke Executive Chairman West Vancouver, BC Canada	Executive Chairman of the Company; Executive Chairman of Solaris Resources Inc. since January 2020; Executive Chairman of Titan Mining Corporation since October 2012 and President and CEO from October 2012 to September 2018; Director of Armor Minerals Inc. since February 2015 and President and CEO since October 2, 2018; Executive Chairman of Tethyan Resource Corp. from January 2019 to March 2020; Executive Chairman of Arizona Mining from July 2008 to August 2018.	January 7, 2021
Donald R. Taylor President & CEO and Director Oro Valley, AZ USA	President and CEO of the Company; President & CEO of Titan Mining Corporation from September 2018 to present; Director of Solaris Resources Inc. since January 2020; Director and COO of Arizona Mining Inc. between February 2015 and January 2016 respectively to August 2018.	October 26, 2020
Lenard Boggio(1)(2) Lead Director West Vancouver, BC Canada	Corporate director of several publicly listed corporations since his retirement in 2012 from PricewaterhouseCoopers LLP as Partner and senior member of the firm’s mining industry group in Vancouver.	January 19, 2021
John Boehner(3) Director Marco Island, FL USA	Strategic Advisor for Squire Patton Boggs since November 2017.	January 7, 2021
Daniel Earle(1)(2) Director Toronto, ON Canada	President and Chief Executive Officer of Solaris Resources Inc. since November 2019; Vice President and Director of TD Securities from June 2007 to October 2019.	October 26, 2020
Poonam Puri(1)(3) Director Toronto, ON Canada	Tenured Professor of Law at Osgoode Hall Law School. Corporate lawyer and affiliated scholar at Davies, Ward, Phillips & Vineberg LLP.	January 7, 2021

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Richard Warke, 63 (appointed January 7, 2021)

Executive Chairman

Richard Warke is a Vancouver-based Canadian business executive with more than 35 years of experience in the international resource sector. In 2005, Mr. Warke founded the Augusta Group of Companies which has an unrivaled track record of value creation in the mining sector.

From 2006 and until 2018, the Augusta Group founded, managed, and funded three world class mineral discoveries.  Ventana Gold discovered the La Bodega gold deposit in Colombia, now reported to host over 10Moz of gold. The Augusta Group sold the company for C$1.3B in 2011. Augusta Resource advanced the Rosemont copper project in Arizona through drilling, feasibility and permitting to become one of the largest copper deposits in the United States. It was sold for C$667M in 2014. Arizona Mining discovered the Taylor deposit and grew the Hermosa-Taylor deposit into one of the top five primary zinc deposits globally, and the largest in the United States, prior to its sale for C$2.1B in 2018.

Currently, the Augusta Group is comprised of private businesses and public companies that currently includes Titan Mining Corporation, Augusta Gold Corp. and Solaris Resources Inc. Titan Mining operates a zinc mine in New York State, Augusta Gold is exploring for a gold mine in a prolific mining district in Nevada, and Solaris Resources is advancing a portfolio of copper and gold assets in the Americas, including a high-grade, world-class resource at its copper and gold project Warintza in Ecuador.

In addition, in 2017 Mr. Warke co-founded Equinox Gold which has now become a mid-tier gold producer and one of the fastest growing gold companies in the Americas growing to over a C$3.0B market cap with mines in US, Mexico and Brazil.

During the course of his career, Mr. Warke has established a reputation for building successful companies by generating pioneering transactions in the mining sector through prudent investing in earlier stages of the mine cycle. His specialization is surfacing value through award-winning exploration efforts and rapidly advancing projects with consistent access to low-cost capital through exploration, feasibility, and permitting to point of sale or into production. His expertise, combined with his extensive relationships across the global mining sector, have resulted in rapid growth and a proven track record of success making him a widely-recognized strategic partner and a sought after industry expert for commentary on business, mining and related topics.

As determined by the Board, Mr. Warke’s qualification to serve on our Board is based on, among many attributes, Mr. Warke’s significant experience leading and building successful mining companies which is important to the Company and the Board because the Company and Board view this experience as crucial to the Company achieving its vision.

John Boehner, 73 (appointed January 7, 2021)

Director

John Boehner served as the 53rd Speaker of the United States House of Representatives from 2011 to 2015. A member of the Republican Party, Mr. Boehner was the U.S. Representative from Ohio’s 8th congressional district, serving from 1991 to 2015. He previously served as the House Minority Leader from 2007 until 2011, and House Majority Leader from 2006 until 2007. Following his career in government service, Mr. Boehner joined Squire Patton Boggs, a global law and public policy firm. He earned a Bachelor of Arts in business administration from Xavier University.

As determined by the Board, Mr. Boehner’s qualification to serve on our Board is based on, among many attributes, Mr. Boehner’s significant experience with public policy, governmental relations and regulatory matters which is important to the Company and the Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Daniel Earle, 42 (appointed October 26, 2020)

Director

Daniel Earle has over 17 years of experience in the mining sector and capital markets, covering projects ranging from early stage exploration through feasibility and engineering to production. Mr. Earle is currently the President and CEO of Solaris Resources and also serves on its Board of Directors. Prior to joining Solaris in November 2019, he was a Vice President and Director at TD Securities where he covered the mining sector for over 12 years and established himself as a thought leader in the space. Prior to joining TD Securities in 2007, Mr. Earle was a senior executive with a number of Canadian and U.S. public mineral exploration and mining companies. He is a graduate and scholar of the Lassonde Mineral Engineering Program at the University of Toronto.

As determined by the Board, Mr. Earle’s qualification to serve on our Board is based on, among many attributes, Mr. Earle’s significant executive experience in the mining sector and capital markets, which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Poonam Puri, 51 (appointed January 7, 2021)

Director

Poonam Puri is an experienced corporate director and an internationally recognized scholar of corporate law, corporate governance, and capital markets regulation. Ms. Puri is a tenured Professor of Law at Osgoode Hall Law School in Toronto, Ontario, and a corporate lawyer and Affiliated Scholar at Davies, Ward, Phillips & Vineberg, LLP. Ms. Puri holds a Bachelor of Laws from the University of Toronto, a Master of Laws from Harvard University and has earned the Institute of Corporate Directors, Institute-Certified Director Designation (ICD.D). Ms. Puri has extensive experience as an expert in governance and as a director of organizations in the engineering, transportation, infrastructure, mining and healthcare sectors, including as a past director of CAPREIT, Arizona Mining, Cole Engineering and the Greater Toronto Airports Authority, and she previously served as the commission and director of the Ontario Securities Commission. Ms. Puri presently serves on the board of directors or trustees of the Canada Infrastructure Bank, Colliers International, Propel Holdings, Solaris Resources Inc. and Holland Bloorview Kids Rehabilitation Hospital. Ms. Puri has been recognized as one of the top 25 most influential lawyers in Canada by Canadian Lawyer Magazine. In 2021, Ms. Puri was awarded the Royal Society of Canada’s Yvan Allaire Medal for exemplary contributions to the governance of public and private institutions in Canada, in addition to the Law Society Medal and the David Walter Mundell Medal. Most recently, in 2022, Ms. Puri was awarded the Peter Dey Governance Achievement Award.

As determined by the Board, Ms. Puri’s qualification to serve on our Board is based on, among many attributes, Ms. Puri’s significant corporate governance experience, which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Lenard Boggio, 68 (appointed January 20, 2021)

Director

Lenard Boggio was formerly a partner of PricewaterhouseCoopers LLP (PwC) where he served for more than 30 years until his retirement in May 2012. During that time, he was Leader of the B.C. Mining Group of PwC, a senior member of PwC’s Global Mining Industry Practice and an auditor of Canadian, U.S. U.K. and other internationally-listed mineral resource and energy clients. Mr. Boggio is a Fellow of the Chartered Professional Accountants of Canada (FCPA, FCA) and has served as president of the British Columbia Institute of Chartered Accountants and chairman of the Canadian Institute of Chartered Accountants.

As determined by the Board, Mr. Boggio’s qualification to serve on our Board is based on, among many attributes, Mr. Boggio’s significant accounting experience which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Donald R. Taylor, P.G., 66 (appointed CEO April 13, 2021)

President, CEO and Director

Donald R. Taylor has 30 years of mineral exploration experience with precious and base metals on five continents, taking projects from exploration to mine development. He is the recipient of the Prospectors and Developers Association of Canada’s 2018 Thayer Lindsley Award for the 2014 discovery of the Taylor lead-zinc-silver deposit in Arizona. Mr. Taylor has worked extensively for large and small cap companies, including Arizona Mining, BHP Minerals, Bear Creek Mining, American Copper and Nickel, Doe Run Resources and Westmont Mining Company. He is a Licensed Professional Geologist in several eastern and western states and a qualified person as defined by National Instrument 43-101. Mr. Taylor has a Bachelor of Science degree in Geology from Southeast Missouri State University and a Master of Science degree from the University of Missouri at Rolla.

As determined by the Board, Mr. Taylor’s qualification to serve on our Board is based on, among many attributes, Mr. Taylor’s significant mineral exploration experience which is important to the Company and Board because the Company and Board view this experience as crucial to the Company achieving its vision.

Non-Director Executive Officers

Michael McClelland, CPA, CA, 45 (appointed October 26, 2020)

CFO

Michael McClelland has over 15 years of experience in accounting and finance. He was formerly the Chief Financial Officer of Bisha Mining Share Company, an operating subsidiary of Nevsun Resources. Prior to that he worked for Goldcorp as the Mine General Manager at Wharf Resources (now owned by Coeur Mining), and prior to that was Director of Finance, Canada and USA. Mr. McClelland started his career at KPMG LLP as a Senior Accountant with the mining group. He is a Chartered Accountant and has a Bachelor of Arts in Economics from Simon Fraser University in British Columbia, Canada.

Purni Parikh, 53 (appointed November 13, 2020)

Senior Vice President, Corporate Affairs

Purni Parikh has over 25 years of public company experience in the mining sector including corporate affairs and finance, legal and regulatory administration, and governance. Ms. Parikh joined Augusta Gold in October 2020. She is President of the Augusta Group of Companies, Senior Vice President, Corporate Affairs of Titan Mining Corporation, and Senior Vice President, Corporate Affairs of Solaris Resources Inc. Ms. Parikh was previously Senior Vice President, Corporate Affairs and Corporate Secretary of Arizona Mining Inc. and Newcastle Gold Ltd., and Vice President, Corporate Secretary Augusta Resource Corporation and Ventana Gold Corp. prior to their acquisition. Ms. Parikh obtained a Certificate in business from the University of Toronto and a Gemology degree. She holds the ICD.D designation from the Institute of Corporate Directors, and has worked extensively with boards.

Johnny Pappas, 64 (appointed October 26, 2020)

Vice President, Environmental & Permitting

Johnny Pappas has a distinguished career in the field of environmental management and permitting. Mr. Pappas recently, from January 2016 to August 2018, held the position of Vice-President, Environmental and Permitting for Arizona Mining where he directed the permitting of the Hermosa Taylor Deposit Project, Director of Environmental Affairs for Romarco Minerals Inc., from September 2009 to December 2015, where he was instrumental in directing the federal and state permitting of the Haile Gold Mine; the first gold mine permitted east of the Mississippi in the last 20 years. He was previously, from May 2008 to August 2009, the Environmental Manager of the Climax Mine. In addition, he has held several Senior Environmental Engineer positions with PacifiCorp, Plateau Mining and Santa Fe Pacific Gold. Mr. Pappas holds a B.Sc. degree in Geology and Business Administration. Mr. Pappas is recognized as a leader in his field and has won numerous awards including: the 2003 “Best of the Best” Award – awarded by the Department of Interior’s Office of Surface Mining in recognition for extraordinary personal commitment and outstanding contribution for the reclamation success at the Castle Gate Mine and the 2003 “Excellence in Surface Coal Mining Reclamation” Award.

Tom Ladner, 33 (appointed November 23, 2020)

Vice President, Legal

Tom Ladner is Vice President Legal for Augusta Gold Corp. and the Augusta Group of Companies, including Solaris Resources Inc., Titan Mining Corporation and Armor Minerals Inc. Mr. Ladner brings legal, securities and mining expertise to the Company, having advised on multiple M&A transactions valued in excess of C$1 billion and more than 25 public market financings raising in aggregate more than C$750 million. Prior to joining the Augusta Group in 2020, Mr. Ladner practiced law in the Securities and Capital Markets group of a major Canadian law firm. Mr. Ladner has his Honors in Business Administration (with distinction) from the Richard Ivey School of Business and his Juris Doctor from Western University.

Jim Wickens, 58 (appointed June 1, 2022)

Vice President, Operations

Jim Wickens brings over 35 years of experience in mining and operations. He has spent most of his career in operations with major gold producers Placer Dome and Barrick Gold in Canada and the United States. He was the Process Manager for Haile Gold Mine through the feasibility study and detailed engineering phases of the project. In addition to operations, Mr. Wickens has worked as a consultant to the mining industry in the fields of equipment supply and metallurgical laboratory testing. Mr. Wickens is active at the SME section level, serving as the current Chairman of the Nevada Mineral Processors subsection of SME. In 2022, Mr. Wickens was awarded a SME President’s Citation for Individual Service for his work pioneering the Nevada Mineral Processors Subsection. He obtained his B.A.Sc. in Mining and Mineral Process Engineering from the University of British Columbia in 1987.

Arrangements between Officers and Directors

Except as set forth above under “Change In Control”, to our knowledge, there is no arrangement or understanding between any of our directors or officers and any other person, including directors and officers, pursuant to which the director or officer was selected to serve as an officer.

Family Relationships

None of our directors or executive officers are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

At the date of this Proxy Statement, the Company’s directors were directors of other Canadian reporting issuers and were also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act) as follows:

Name of Director	Canadian reporting issuers	Issuers with a class of securities registered under Section 12 of the Exchange Act
John Boehner	Titan Mining Corporation	Acreage Holdings, Inc.
Lenard Boggio	Three Valley Copper Inc. and Titan Mining Corporation	Equinox Gold Corp.
Daniel Earle	Solaris Resources Inc.	N/A
Poonam Puri	Solaris Resources Inc., Colliers International Group Inc., DRI Healthcare Trust, and Propel Holdings Inc.	N/A
Donald R. Taylor	Solaris Resources Inc. and Titan Mining Corporation	N/A
Richard W. Warke	Solaris Resources Inc., Titan Mining Corporation, and Armor Minerals Inc.	N/A

Legal Proceedings

Other than as set out herein under “Corporate Cease Trade Orders or Bankruptcies”, we are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2022, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

CORPORATE GOVERNANCE

Schedule 14A under the Exchange Act and National Instrument 58-101 – Disclosure of Corporate Governance Practices requires all companies to provide certain annual disclosure of their corporate governance practices. The Company’s approach to corporate governance is set out below.

Board of Directors

The Board is nominating six individuals to the Company’s Board all of whom are current directors of the Company. The definition of “independent” directors under NI 52-110 – Audit Committees provides that a director is independent if he or she has no direct or indirect “material relationship” with the Company. Of the proposed nominees, Richard W. Warke, Executive Chairman of the Board, and Donald R. Taylor, President and CEO of the Company, are considered to be “non-independent” within the meaning of NI 52-110 and within the meaning of the rules of the NYSE American stock exchange (the “NYSE American”). The other proposed nominees, John Boehner, Lenard Boggio, Daniel Earle and Poonam Puri, are considered by the Board to be “independent” within the meaning of NI 52-110 and the rules of the NYSE American.

Board Leadership Structure

To ensure the Board functions independently of management, the Board has appointed a Lead Director (Mr. Lenard Boggio). The Board believes that Mr. Boggio, by virtue of his extensive experience as an independent auditor is qualified to provide such leadership to the Company as it builds stockholder value through exploration drilling, project advancement, and economic optimization. In addition, the Board believes that its current composition, in which only two of the directors are members of management, also serves to ensure that the Board can function independently of management. The independent directors exercise their responsibilities for independent oversight of management through their majority position on the Board and ability to meet independently of management whenever deemed necessary by the Lead Director or any independent director. All of the members of the Audit Committee, and the majority of the members of the Nominating and Corporate Governance Committee and the Compensation Committee are independent directors. The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that having an Executive Chairman and an independent Lead Director is currently the most appropriate leadership structure for the Company.

The independent directors of the Company may hold scheduled meetings at which non-independent directors and members of management are not in attendance. During the calendar year ended December 31, 2022, the Audit Committee held four meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee held one meeting.

Meetings of the Board

During the calendar year ended December 31, 2022, the Board held two meetings. No director attended fewer than 75% of the meetings of the Board.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee is responsible for ensuring that new directors are provided with an orientation including information about the duties and obligations of directors, the business and operations of the Company, documents from recent Board meetings as applicable, and opportunities for meetings and discussion with senior management and other directors. Directors are expected to attend all scheduled Board and committee meetings as applicable either by telephone conference or in person when possible.

The Board recognizes the importance of ongoing director education and the need for each director to take personal responsibility for the process. To facilitate ongoing education of the Company’s directors, the Company supports training or education in areas relating to their role as a director of the Company; arranges visitation by directors to the Company’s facilities and operations; and encourages presentations by outside experts to the Board or committees on matters of particular importance or emerging significance.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Ethics Code”) for its directors, officers and employees. The Company’s reporting contacts for the purposes of the Ethics Code, the Chairman of the Audit Committee and the Ethics Officer of the Company, have the responsibility for monitoring compliance with the Ethics Code by ensuring all directors, officers and employees receive and become thoroughly familiar with the Ethics Code and acknowledge their support and understanding of the Ethics Code. Any non-compliance with the Ethics Code is to be reported to either the Chairman of the Audit Committee or the Ethics Officer, or other designated persons. The CFO has been designated the Ethics Officer of the Company. A copy of the Ethics Code may be accessed on the Company’s website at www.augustagold.com. We will post any amendments to, or waivers from, including an implicit waiver, the Ethics Code on that website.

The Board ensures that directors, officers and employees are familiar with the Ethics Code to ensure that they exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest. To encourage and promote a culture of ethical business conduct, the Board has adopted a Corporate Disclosure Policy and a Whistleblower Policy. Both of these policies are available on the Company’s website at www.augustagold.com. In addition, the Board requests from management periodic reports relating to any fraud or unethical behavior.

Hedging Policy

The Company’s Corporate Disclosure Policy prohibits directors, officers and other employees of the Company from engaging in hedging or monetization transactions, including, for greater certainty, purchasing financial instruments such as variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of the Company’s securities granted as compensation or held, directly or indirectly, by such director, officer or employee. The policy notes that these types of transactions may permit continued ownership of our securities obtained through the Company’s Stock Option Plan or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into this type of transaction may no longer have the same objectives as other Shareholders.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates.

In identifying qualified candidates for nomination to the Board, the Nominating and Corporate Governance Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

The Nominating and Corporate Governance Committee will give due consideration to characteristics, such as gender, age, ethnicity, disability, sexual orientation and geographic representation, which contribute to board diversity. The Nominating and Corporate Governance Committee may, in addition to conducting its own search, engage qualified independent advisors to assist in identifying prospective diverse director candidates that meet the selection criteria established by the Board and that support its diversity objectives.

The Company does not adhere to any specific targets or quotas in determining Board membership. The Nominating and Corporate Governance Committee does not believe that implementing arbitrary targets for the composition of the Board will serve the Company’s best interests in obtaining the highest caliber executives. The Nominating and Corporate Governance Committee strives to attract individuals who best meet the Company’s needs at a given point in time.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Executive Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website. Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1. All communications addressed to the Corporate Secretary will be received and reviewed by that officer. The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Company. The Company faces a variety of risks, including credit risk, liquidity risk and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Company faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (iv) integrate risk management into the Company’s decision-making.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Lenard Boggio and two other independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	identify, monitor, report and properly quantify risks;
•	define and communicate the types and amount of risk the Company is willing to take;
•	communicate to the appropriate management level the type and amount of risk taken;
•	maintain a risk management organization that is independent of the risk-taking activities; and
•	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Assessment

The Board currently does not have a formal process in place to assess its committees and individual directors with respect to their effectiveness and contribution. This matter has been discussed among the Board members and it was felt that the current size and constitution of the Board allows for informal discussions regarding the contribution of each director. In addition, each individual director is significantly qualified through their current or previous positions to fulfil their duties as a Board member. A formal process for evaluating the Board, its committees and individual directors may be implemented in the future.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Company has a standing Audit Committee and an audit committee charter, which complies with Rule 10A-3 of the Exchange Act. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is composed of three directors, Lenard Boggio, Daniel Earle and Poonam Puri, each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE American Company Guide).

No member of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities. The directors are responsible for monitoring (i) the Company’s accounting and financial reporting processes; (ii) the integrity of the financial statements of the Company, (iii) compliance by the Company with legal and regulatory requirement; (iv) the independent auditor’s qualifications, independence and performance; and (v) business practices and ethical standards of the Company. A copy of the Audit Committee Charter is available on the Company’s website at www.augustagold.com.

During the fiscal year ended December 31, 2022, the Audit Committee held four meetings.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board which is reviewed annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Section 803A of the NYSE American Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Lenard Boggio as the “Audit Committee Financial Expert.”

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for Shareholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year ended December 31, 2022.

First, the Audit Committee discussed with Davidson & Company, LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Davidson & Company, LLP the independence of Davidson & Company, LLP and received from Davidson & Company, LLP the written disclosures and the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and Davidson & Company, LLP, the Company’s audited financial statements, including the consolidated balance sheets at December 31, 2022, the consolidated statements of operations and comprehensive loss, cash flows and changes in equity for the fiscal year ended December 31, 2022 and the notes thereto as at and for the year ended December 31, 2022.

Based on the discussions with Davidson & Company, LLP concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Submitted by:

Audit Committee of the Board of Directors

/s/ Lenard Boggio

/s/ Daniel Earle

/s/ Poonam Puri

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is chaired by Poonam Puri. Its other member as of the date of this Proxy Statement is John Boehner. The role of the Nominating and Corporate Governance Committee is to (1) develop and monitor the effectiveness of the Company’s system of corporate governance; (2) establish procedures for the identification of new nominees to the Board and lead the candidate selection process; (3) develop and implement orientation procedures for new directors; (4) assess the effectiveness of directors, the Board and the various committees of the Board; (5) ensure appropriate corporate governance and the proper delineation of the roles, duties and responsibilities of management, the Board and its committees; and (6) assist the Board in setting the objectives of the Chief Executive Officer and evaluating the performance of the Chief Executive Officer. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.augustagold.com.

The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2022.

Nominating Directors

The process by which the Board anticipates that it will identify new candidates is by keeping itself informed of potential candidates in the industry. Any Board member may suggest a director nominee. The Nominating and Corporate Governance Committee must formally review and consider the background, expertise, qualifications and skill sets, to the needs of the Company and recommend the appointment of the potential candidate to the Board as a whole.

Nominations by a Shareholder of candidates for election to the Board of Directors at a meeting of Shareholders may be made only if the Shareholder complies with the procedures set forth in the Company’s Bylaws, and any candidate proposed by a Shareholder not nominated in accordance with such provisions shall not be considered or acted upon.

A proposal by a Shareholder for the nomination of a candidate for election may be made only by notice in writing, delivered to the Board of Directors to the attention of the Corporate Secretary at: at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1.

In the case of an annual meeting of Shareholders, any such written proposal of nomination must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the Company held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders (A) that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, or (B) in the event that the Company did not have an annual meeting of Shareholder in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the Company shall have (w) mailed notice to its Shareholders that an annual meeting of Shareholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of Shareholders will be held.

Such written proposal of nomination shall set forth: (A) the name and address of the Shareholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of Common Shares of the Company beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such Common Shares of the Company which are beneficially held by such Shareholder, any voting rights with respect to Common Shares not beneficially owned and other ownership or voting interest in Common Shares of the Company, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the Shareholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating and Corporate Governance Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The qualifications of each of the Company’s directors are set forth in their respective biographies in this Proxy Statement.

Compensation Committee

The Compensation Committee is chaired by Lenard Boggio. Its other member as of the date of this Proxy Statement is Daniel Earle. Compensation for the Company’s directors and officers is determined by the Board based on the recommendations of the Compensation Committee. The Compensation Committee is entitled to consult with external experts on the adequacy of the compensation paid to the Company’s directors. The Compensation Committee has been established by the Board to review and recommend compensation policies and programs to the Company as well as salary and benefit levels for its executives. The objective of the Committee is to assist in attracting, retaining and motivating executives and key personnel in view of the Company’s goals. The Compensation Committee Charter is available on the Company’s website at www.augustagold.com. The Compensation Committee met once during the fiscal year ended December 31, 2022.

Other Board Committees

The Board does not have standing committees outside of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

EXECUTIVE COMPENSATION

The table below sets forth, for the last two fiscal years, the compensation earned by our named executive officers consisting of our executive chairman, chief executive officer, chief financial officer, VP Environmental and Permitting and our former chief executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary(2) ($)	Bonus(4) ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Richard Warke, Executive Chairman	2022	$268,964	--	--	--	--	--	--	$268,964
	2021	$239,325	--	--	$871,672	--	--	--	$1,110,997

Donald Taylor, Chief Executive Officer (3)	2022	$250,000	--	--	--	--	--	--	$250,000
	2021	$179,166	--	--	$584,794	--	--	--	$763,960

Michael McClelland, Chief Financial Officer	2022	$129,885	$48,029	--	--	--	--	--	$177,914
	2021	$72,654	$37,119	--	$435,836	--	--	--	$545,609

Maryse Belanger, Chief Executive Officer(3)	2022	--	--	--	--	--	--	--	--
	2021	$100,231	--	--	--	--	--	--	$100,231

Johnny Pappas, VP Environmental Permitting	2022	$200,000	--	--	--	--	--	--	$200,000
	2021	$160,000	--	--	$381,357	--	--	--	$541,357

Jim Wickens, VP Operations	2022	$122,500	--	--	$232,012	--	--	--	$354,512
	2021	--	--	--	--	--	--	--	--

(1)	Represents the aggregate grant date fair value computed in accordance with FASB 123.

(2)	Messrs Warke and McClelland were paid in C$ and translated into US$ using the average 2022 exchange rate per Bank of Canada of 1.3013 and 1.2535 for 2021. Payments made by the Company to Mr. Warke were to Augusta Capital Corporation, a private company 100% beneficially held by Mr. Warke.

(3)	Ms. Belanger was appointed CEO October 26, 2020. Ms. Belanger’s salary was paid in C$ and translated into US$ at the average exchange rate for the fourth quarter of 2020 of 1.3030 and at the average of the first and second quarters of 2021 of 1.2471 per Bank of Canada. The Company appointed Mr. Taylor as CEO on April 13, 2021. Ms. Belanger resigned from the Company on that same date.

(4)	Paid in the first quarter of 2023.

Consulting Agreements

The Company has entered into a consulting agreement with Augusta Capital Corporation, a private company 100% beneficially held by Mr. Warke, Chairman of the Company. Under the terms of the agreement, Augusta Capital Corporation. is paid a monthly rate of C$29,167 and is eligible for an annual success fee of C$245,000 at the discretion of the Board. In the event of a change of control, Augusta Capital Corporation. shall be paid a success fee of C$1,785,000. The agreement went into effect January 1, 2021, and remains in effect until terminated.

Employment Agreements

Donald Taylor, Michael McClelland, Johnny Pappas and Jim Wickens

The Company has entered into an employment agreement with each of Mr. Taylor, Mr. McClelland, Mr. Wickens and Mr. Pappas for an indefinite term. Each agreement provides for a base salary (as may be adjusted annually), a bonus, grant of Options, vacation time and various standard benefits including life, disability, medical, dental and reimbursement of reasonable expenses. Where applicable, the payment of a bonus is tied to corporate, operational and individual performance and the grant of Options are at the discretion of the Board. Bonuses are paid at the discretion of the Compensation Committee and the Board. Refer to the Summary Compensation Table above for compensation paid to, earned by or accrued for each of Mr. Taylor, Mr. McClelland, Mr. Wickens and Mr. Pappas for fiscal year ended December 31, 2022.

Change of Control - Donald R. Taylor

If Mr. Taylor’s employment is terminated without cause or by him for good reason, the Company shall pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one and one-half times his then base annual salary. Mr. Taylor will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. If Mr. Taylor is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to two times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Taylor at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control - Michael McClelland

If Mr. McClelland’s employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one and one-half times the aggregate of his then base annual salary attributed to the Company. Mr. McClelland will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. McClelland is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to two times the aggregate of his then base annual salary and target bonus attributed to the Company. All unvested Options held by Mr. McClelland at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control - Johnny Pappas

If Mr. Pappas’ employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to one-half times the aggregate of his then base annual salary. Mr. Pappas will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. Pappas is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to one and one-half times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Pappas at the time of a Change of Control will vest on the date of such Change of Control.

Change of Control – Jim Wickens

If Mr. Wickens’ employment is terminated without cause or by him for good reason the Company will pay (in addition to basic entitlements for unpaid base salary to the date of termination, accrued and outstanding vacation pay and reimbursement for properly incurred business expenses) an amount in cash equal to two months plus one month for every year of service to a maximum of six months. Mr. Wickens will also be entitled to retain any vested securities granted to him under any compensation plan of the Company in accordance with such compensation plan. In the event that Mr. Wickens is terminated without cause or resigns for any reason within six months following a Change of Control, he will be entitled to an amount in cash equal to one and one-half times the aggregate of his then base annual salary and target bonus. All unvested Options held by Mr. Wickens at the time of a Change of Control will vest on the date of such Change of Control.

Maryse Belanger

On April 13, 2021, Ms. Maryse Belanger resigned as Chief Executive Officer, President and a director of the Company for personal reasons. Ms. Belanger’s resignation as a director of the Company was not a result of any disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practice.

Outstanding equity awards at year end December 31, 2022

The following table sets forth the stock options granted to our named executive officers as of December 31, 2022. No stock appreciation rights have been awarded.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) Unexercisable	Option Exercise Price ($)		Name Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
Richard Warke	266,667	533,333	C$	2.00	2/22/2026	--
Donald Taylor	175,000	175,000	C$	2.00	2/22/2026	--
Donald Taylor	166,667	333,333	C$	2.00	8/30/2026	--
Michael McClelland	133,333	266,667	C$	2.00	2/22/2026	--
Johnny Pappas	116,667	233,333	C$	2.00	2/22/2026	--
Jim Wickens	--	250,000	C$	2.05	6/01/2027	--

Director Compensation

The following table shows compensation paid to our directors (excluding compensation included under our summary compensation table above) for service as directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)*	Option Awards ($)	All Other Compensation ($)	Total ($)
John Boehner	--	--	--	--	--
Daniel Earle	--	--	--	--	--
Poonam Puri	--	--	--	--	--
Lenard Boggio	--	--	--	--	--

* Represents the aggregate grant date fair value computed in accordance with FASB 123.

Compensation of Directors

Directors that were also executive officers received no monetary compensation for serving as a Director. Non-executive directors are granted non-qualified stock options as compensation. Such stock option awards are determined at the sole discretion of the Company’s Compensation Committee.

Pay versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of the Corporation for the last two fiscal years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both as previously reported in our SCT, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. As the pay versus performance requirements are new this proxy season, the Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the years ending December 31, 2022 and 2021, as such compensation relates to our financial performance for each such year. The PEO for each of the years presented within the following tables was Donald Taylor, Chief Executive Officer. The NEOs for each of the years presented were Richard Warke, Executive Chairman, Michael McClelland, Chief Financial Officer, Johnny Pappas, Vice President, Environmental and Permitting, and Jim Wickens, Vice President, Operations. Maryse Belanger, former CEO, was also an NEO for 2021.

Year	SCT Total for PEO	Compensation Actually Paid to PEO(1)	Average SCT Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Loss (Dollars in thousands)
2022	$343,283	$250,000	$234,584	$153,876	$71	$10,970
2021	$763,960	$176,166	$459,639	$121,866	$46	$12,659

(1) The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2022	2021
Total Compensation as reported in SCT	$343,283	$763,960
Fair value of equity awards granted during year as reported in SCT	$93,283	$584,794
Fair value of equity compensation granted in current year—value at end of year-end	$0	$0
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	$0	$0
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	$0	$0
Fair value of awards forfeited in current year determined at end of prior year	$0	$0
Compensation Actually Paid	$250,000	$179,166

(2) The dollar amounts reported for the NEOs under “Compensation Actually Paid” represent the average amount of “Compensation Actually Paid” to the NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the NEOs’ average total compensation for each year to determine the compensation actually paid:

Reconciliation of NEO SCT Total and Compensation Actually Paid	2022	2021
Total Compensation as reported in SCT	$1,172,918	$2,298,194
Fair value of equity awards granted during year as reported in SCT	$403,540	$1,688,865
Fair value of equity compensation granted in current year—value at end of year-end	$0	$0
Change in fair value for end of prior year to vesting date for awards made in prior years that vested during current year	$0	$0
Change in fair value from end of prior year to end of current year for awards made in prior years that were unvested at end of current year	$0	$0
Fair value of awards forfeited in current year determined at end of prior year	$0	$0
Compensation Actually Paid	$769,378	$609,329

(3) For purposes of calculating the cumulative total Shareholder return, the measurement period is the market close on the last trading day of 2020, through and including the end of the year for which cumulative total Shareholder return is being calculated.

Analysis of the Information Presented in the Pay Versus Performance Tables

Because we are not a production stage mining company, we did not have any revenue from continuing operations during the periods presented. Consequently, we have not historically focused on net income (loss) as a performance measure for our executive compensation programs. In 2021, we had net income of approximately $3.5 million and in 2022, we had net loss of $19.7 million. During the same period the compensation actually paid for our PEO increased slightly from $179,000 in 2021 to $250,000 in 2022 and average compensation actually paid for our other NEOs increased slightly going from $609,000 in 2021 to $769,000 in 2022.

The following graph shows the compensation actually paid to Mr. Taylor and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Taylor) during the periods presented and total Shareholder return over those periods. Total Shareholder return decreased from 2020 to 2021, and increased from 2021 to 2022. Mr. Taylor’s compensation actually paid showed an increase year over year and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Taylor) increased slightly.

We utilize performance measures to align executive compensation with performance, but those tend not to be financial performance measures, such as total Shareholder return. For example our named executive officers are eligible for stock option awards and other equity bonuses which are designed to provide appropriate incentives to our executives to achieve long-term corporate goals and increase Shareholder value. We believe stock options and equity awards, which are an integral part of our executive compensation program, are closely related to the Company’s performance, although not directly tied to total Shareholder return, because their value is directly correlated to the market price of our Common Shares and requires that the executive officer continues in our employment over the vesting period. As such, these stock option awards and other equity awards strongly align our executive officers’ interests with those of our Shareholders by providing a continuing financial incentive to maximize long-term value for our Shareholders and by encouraging our executive officers to continue in our employment for the long-term.

PROPOSAL TWO - APPOINTMENT OF AUDITORS

The Audit Committee has recommended to the Board that the Company propose Davidson & Company, LLP, the incumbent auditors, to the Shareholders for re-election as the Company’s auditors for the financial year ending December 31, 2023. Davidson & Company, LLP was first appointed auditors of the Company on June 5, 2019. Representatives of Davidson & Company, LLP are not expected to be present at the Meeting or be available to respond to questions from persons present at the Meeting. If representatives of Davidson & Company, LLP are present at the Meeting, the Chair of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

To approve the selection of Davidson & Company LLP as the Company’s independent auditors for the 2023 fiscal year, the proposal must receive an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Shareholders may vote “For”, “Against” or “Abstain” on this proposal. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Audit Fees

For the fiscal year ended December 31, 2022, the fees billed by Davidson & Company LLP, our principal accountant, to us for services rendered for the review of the financial statements included in the quarterly reports on Form 10-Q filed with the SEC were $42,006 and $45,549 for the audit of the 2021 annual financial statements. For the fiscal year ended December 31, 2021, the fees billed by Davidson & Company LLP, our principal accountant, to us for services rendered for the review of the financial statements included in the quarterly reports on Form 10-Q filed with the SEC were $26,500 and $37,500 for the audit of the 2020 annual financial statements.

Audit-Related Fees

For the fiscal years ended December 31, 2022 and 2021, there were no fees billed to the Company by Davidson & Company LLP for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal year ended December 31, 2022, there were $31,060 tax fees billed to us by our principal accountant for the 2021 tax return. For the fiscal year ended December 31, 2021, there were $15,800 tax fees billed to us by our principal accountant for the 2020 tax return.

All Other Fees

For the fiscal years ended December 31, 2022 and 2021, there were no fees billed to the Company by Davidson & Company LLP for services other than services described above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The policy of our Audit Committee is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board on the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee approved all services that the independent auditors provided to the Company in the past two fiscal years.

Unless otherwise instructed by the Shareholder, the persons named in the form of Proxy shall vote the Common Shares represented by the Proxy in favour of the reappointment of Davidson & Company, LLP, as auditors of the Company and to authorize the Board to fix their remuneration through the Audit Committee.

The Board recommends a vote FOR the appointment of Davidson & Company LLP as auditors of the Company and to authorize the Board to fix their remuneration through the Audit Committee.

PROPOSAL THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that Shareholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above. The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of Shareholders. This advisory Shareholder vote (the “Say-on-Pay Resolution”), gives you as a Shareholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the Shareholders of Augusta Gold Corp. approve all of the compensation of the Company’s named executive officers as such compensation is disclosed in the Company’s 2023 proxy statement pursuant to Item 402 of Regulation S-K, which disclosure includes the proxy statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Board of Directors will take into account the outcome of the Shareholder vote on this proposal at the Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

The approval, on an advisory, non-binding basis, of the Shareholder resolution regarding the compensation of the Company’s named executive officers as described in this Proxy Statement will be granted if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

Unless otherwise instructed by the Shareholder, the persons named in the form of Proxy shall vote the Common Shares represented by the Proxy in favour of the Say-on-Pay Resolution.

The Board recommends a vote FOR the Say-on-Pay Resolution.

PROPOSAL FOUR – VOTE ON REINCORPORATION

Overview

Our Board has unanimously approved the reincorporation of the Company into Nevada pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), a form of which is attached as Appendix B to this Proxy Statement, entered into by and between the Company (“AUGG-DE”), and Augusta Gold Corp., a Nevada corporation and wholly-owned subsidiary of the Company, formed solely for purposes of effecting the Reincorporation Merger (“AUGG-NV”). For the reasons discussed below, the Board recommends that the Shareholders (hereinafter sometimes referred to as “AUGG-DE Shareholders”) also approve the Reincorporation Merger. Approval of the Reincorporation Merger also will constitute approval of the Merger Agreement. For purposes of the discussion below, the Company, immediately prior to and immediately following the Reincorporation Merger, is sometimes referred to as “AUGG-DE” and “AUGG-NV,” respectively.

Pursuant to the Merger Agreement AUGG-DE will be merged with and into AUGG-NV, the Company’s existence as a Delaware corporation shall cease, and AUGG-NV shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Nevada. The Merger Agreement provides that each Common Share (hereinafter sometimes referred to as an “AUGG-DE Common Share”) outstanding as of the effective time of the Reincorporation Merger shall be converted into one outstanding share of common stock of AUGG-NV with no further action required on the part of our Shareholders. The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which is expected to occur as soon as practicable after the Meeting if the Reincorporation Merger is approved by our Shareholders. Our Board believes that the Reincorporation Merger will benefit the Company and its Shareholders. Our Board, however, may determine to abandon the Reincorporation Merger either before or after Shareholder approval has been obtained.

We believe that the Reincorporation Merger will greatly reduce our overall tax burden given the franchise taxes imposed on Delaware corporations. We also believe that our reincorporation in Nevada will also give us a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law. Our primary properties are also located in Nevada. By reincorporating the Company into Nevada, we believe that the Company will be better suited to take advantage of business opportunities as they arise and grow its business and that Nevada law can better provide for its ever-changing business needs and lowers the Company’s ongoing administrative expenses.

Accordingly, our Board believes that it is in the Company’s and our Shareholders’ best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Reincorporation Merger to our Shareholders. Reincorporation into Nevada will not result in any change in our business, operations, management, assets, liabilities or net worth; however, it will allow us to take advantage of certain provisions of the corporate laws of Nevada as described herein.

Our corporate affairs currently are governed by Delaware law and the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of AUGG-DE. Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are each included as exhibits to our filings with the SEC and are available https://www.augustagold.com/corporate/corporate-governance/. If the Reincorporation Merger is approved at the Meeting and effected, our corporate affairs will be governed by Nevada law and the provisions of the articles of incorporation of AUGG-NV (the “Nevada Articles of Incorporation”) and the by-laws of AUGG-NV (the “Nevada By-laws”). Approval of this proposal and the Reincorporation Merger will constitute approval of the Nevada Articles of Incorporation and Nevada By-laws. Forms of the Nevada Articles of Incorporation and the Nevada By-laws are attached to this Proxy Statement as Appendix C and Appendix D, respectively.

Principal Features of the Reincorporation Merger

The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Delaware law and Nevada law.

Upon the effectiveness of the Reincorporation Merger:

•	Each outstanding AUGG-DE Common Share will be converted into one share of common stock, par value $0.0001 per share, of AUGG-NV (“AUGG-NV Common Share”);
•	Each outstanding AUGG-NV Common Share held by AUGG-DE will be retired and canceled, and will cease to exist;
•	Each outstanding option to purchase AUGG-DE Common Shares will be deemed to be an option to purchase the same number of AUGG-NV Common Shares, with no change in the exercise price or other terms or provisions of such option; and
•	Each outstanding warrant to purchase AUGG-DE Common Shares will be deemed to be a warrant to purchase the same number of AUGG-NV Common Shares, with no change in the exercise price or other terms or provisions of such warrant.

Following the Reincorporation Merger, the rights of the holders of our outstanding securities will not be materially adversely affected. In addition, upon consummation of the Reincorporation Merger, stock certificates previously representing shares of our capital stock may be delivered in effecting sales through a broker, or otherwise, of shares of AUGG-NV capital stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates evidencing shares of AUGG-NV capital stock, and if you do so, it will be at your own cost.

The Reincorporation Merger will not cause a change in our name, which will continue to be “Augusta Gold Corp.” The Reincorporation Merger also will not affect any change in our business, management or operations or the location of our principal executive office. Upon the effectiveness of the Reincorporation Merger, our directors and officers will become directors and officers, as applicable, of AUGG-NV, all of our incentive stock plans will become AUGG-NV plans, and each option or other award issued under such plans will automatically be converted into an option or other award to purchase the same number of AUGG-NV Common Shares, at the same price per share, upon the same terms and subject to the same conditions as those in effect immediately prior to the Reincorporation Merger. Shareholders should note that effecting the Reincorporation Merger will result in all such incentive plans existing immediately prior to the Reincorporation Merger (including, but not limited to, the 2017 Plan and 2021 Plan), continuing as incentive stock plans of AUGG-NV, containing substantially the same terms and conditions as those in effect immediately prior to the Reincorporation Merger. Any employment contracts and other employee benefit arrangements that are in existence immediately prior to the Reincorporation Merger will also continue to remain in effect upon the terms and subject to the conditions in effect at such time. We do not believe that the Reincorporation Merger will affect any of our material contracts with any third parties, except to the extent that the Reincorporation Merger is deemed to result in an assignment of any material contract requiring the other party to such material contract to consent to such assignment, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of AUGG-NV.

Other than Board approval, approval of the Shareholders, notification to the OTC Markets, clearance of a corporate actions notification with the Financial Industry Regulatory Authority, Inc. (‘FINRA”) the filing of the requisite merger documents with the Nevada Secretary of State and Delaware Secretary of State, the filing of this Proxy Statement with the SEC, and such filings with state securities commissions as may be required to completed the Merger, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Securities Act and Exchange Act Consequences

The AUGG-NV Common Shares to be issued upon conversion of AUGG-DE Common Shares in the Reincorporation Merger are not being registered under the Securities Act of 1934, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Immediately following the Reincorporation Merger, AUGG-NV will continue to be a publicly-held company, AUGG-NV Common Share will continue to be listed on OTCQB under the symbol “AUGG,” and on the Toronto Stock Exchange (or TSX) under the symbol “G”, and AUGG-NV will continue to be obligated under the Exchange Act to file periodic reports and other documents with the SEC and provide to the shareholders of AUGG-NV (the “AUGG-NV Shareholders”) the same information that AUGG-DE had been obligated to file and provide prior to the Reincorporation Merger.

Holders of AUGG-DE Common Shares that were freely tradable immediately prior to the Reincorporation Merger will continue to hold freely tradable AUGG-NV Common Shares immediately following the Reincorporation Merger. Holders of restricted AUGG-DE Common Shares immediately prior to the Reincorporation Merger will hold AUGG-NV Common Shares immediately following the Reincorporation Merger which are subject to the same restrictions on transfer as those to which their AUGG-DE Common Shares were subject, and any stock certificates representing such shares, if surrendered for replacement certificates representing AUGG-NV Common Shares immediately following the Reincorporation Merger, will bear the same restrictive legend included on their AUGG-DE stock certificates. For purposes of computing compliance with the holding period requirements of Rule 144 under the Securities Act, AUGG-NV Shareholders will be deemed to have acquired their AUGG-NV Common Shares on the date on which they acquired their AUGG-DE Common Shares.

Certain Material U.S. Federal Income Tax Consequences

The discussion of certain material U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a holder of AUGG-DE Common Shares. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any holder of AUGG-DE Common Shares. Holders of AUGG-DE Common Shares are urged to consult their own tax advisors to determine the particular tax consequences of the Reincorporation Merger, including the applicability and effect of federal, state, local, non-U.S. and other tax laws, to them in light of their own personal circumstances. This discussion does not discuss any consequences of the Reincorporation Merger on holders of options to purchase AUGG-DE Common Shares or warrants to purchase AUGG-DE Common Shares. Holders of such securities should contact their own tax advisors regarding the federal, state, local, non-U.S. and other tax consequences of the Reincorporation Merger to them in light of their own personal circumstances.

The following discussion sets forth certain U.S. federal income tax consequences of the Reincorporation Merger to the holders of AUGG-DE Common Shares who hold their AUGG-DE Common Shares as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). It does not address all of the federal income tax consequences that may be relevant to particular holders of AUGG-DE Common Shares based upon their individual circumstances or to holders of AUGG-DE Common Shares who are subject to special rules, such as banks, insurance companies, and other financial institutions; dealers or traders in securities, commodities or foreign currencies; regulated investment companies; former citizens or former long-term residents of the U.S.; persons holding AUGG-DE Common Shares as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment; persons holding AUGG-DE Common Shares as a result of a constructive sale; entities that acquire AUGG-DE Common Shares that are treated as partnerships for U.S. federal income tax purposes and partners in such partnerships; S corporations and shareholders of such corporations; real estate investment trusts; U.S. Holders that have a “functional currency” other than the U.S. dollar; holders that acquired AUGG-DE Common Shares in connection with the exercise of employee stock options or otherwise as consideration for services; holders that are subject to special tax accounting rules; persons subject to the U.S. federal alternative minimum tax; holders that are “controlled foreign corporations” or “passive foreign investment companies;” corporations organized outside the United States, any state thereof, or the District of Columbia that are nonetheless treated as U.S. persons for U.S. federal income tax purposes; corporations that accumulate earnings to avoid U.S. federal income tax; or U.S. Holders (as defined below) that hold AUGG-DE Common Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States. Holders that are subject to special provisions under the Code, including holders described immediately above, should consult their own tax advisors regarding the United States federal, state and local, and non-U.S. tax consequences arising from and relating to the Reincorporation Merger.

The following disclosure is based on the Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to holders of AUGG-DE Common Shares under state, local or non-U.S. laws. AUGG-DE has neither requested nor received a tax opinion from legal counsel or a ruling from the Internal Revenue Service (“IRS”) with respect to the consequences of the Reincorporation Merger. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation Merger. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

U.S. Tax Consequences to U.S. Holders

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of AUGG-DE Common Shares participating in the Reincorporation Merger or exercising dissenters’ rights that is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S.; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust that (A) is subject to the primary supervision of a court within the U.S. and the control of one or more U.S. persons for all substantial decisions or (B) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Reincorporation Merger is intended to qualify as a tax-deferred reorganization within the meaning of Section 368(a) of the Code. However, AUGG-DE has not sought or obtained an opinion of legal counsel or a ruling from the Internal Revenue Service (“IRS”) regarding any of the tax consequences of the Reincorporation Merger, and there can be no assurance that the IRS will not challenge the qualification of the Reincorporation Merger as a Code Section 368 reorganization. If the Reincorporation Merger qualifies as a tax-deferred reorganization within the meaning of Section 368(a) of the Code, then the following U.S. federal income tax consequences will result for U.S. Holders who exchange their AUGG-DE Common Shares for AUGG-NV Common Shares pursuant to the Reincorporation Merger:

•	No gain or loss will be recognized in the Reincorporation Merger;

•	The aggregate tax basis in the AUGG-NV Common Shares received in the Reincorporation Merger will equal the aggregate tax basis in the AUGG-DE Common Shares surrendered in the Reincorporation Merger; and

•	The holding period in the AUGG-NV Common Shares received in the Reincorporation Merger will include the holding period of the AUGG-DE Common Shares surrendered in the Reincorporation Merger.

A U.S. Holder that exercises dissenters’ rights in the Reincorporation Merger and is paid cash in exchange for all of such holder’s AUGG-DE Common Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. Holder in exchange for AUGG-DE Common Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (ii) the tax basis of such U.S. Holder in such AUGG-DE Common Shares surrendered.

U.S. Tax Consequences to Non-U.S. Holders

The following summary applies to “non-U.S. Holders” of AUGG-DE Common Shares. A non-U.S. Holder is a beneficial owner of AUGG-DE Common Shares participating in the Reincorporation Merger or exercising dissenters’ rights that is not a U.S. Holder (as defined above) and not an entity treated as a U.S. partnership.

A non-U.S. Holder who exchanges AUGG-DE Common Shares for AUGG-NV Common Shares pursuant to the Reincorporation Merger will generally be subject to U.S. federal income tax on gain realized in such transaction if AUGG-DE is or has been a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes, unless AUGG-DE’s Common Shares are “regularly traded on an established securities market” within the meaning of Section 897 of the Code as described below (the “Regularly Traded Exception”). A non-U.S. Holder who exchanges AUGG-DE Common Shares for AUGG-NV Common Shares in the Reincorporation Merger should not recognize loss with respect to such exchange for U.S. federal income tax purposes. A “USRPHC” is a U.S. domestic corporation whose trade or business and real property assets consist primarily of “United States real property interests” (a “USRPI”). For purposes of these rules, a USRPI includes land, growing crops and timber, and mines, wells and other natural deposits (including, oil and gas properties and mineral deposits) located in the United States as well as equity interests in a USRPHC. AUGG-DE believes it currently is, and expects to continue to be for the foreseeable future, a USRPHC. AUGG-DE expects that AUGG-NV will be a USRPHC immediately following the Reincorporation Merger.

If the AUGG-DE Common Shares satisfy the Regularly Traded Exception, a non-U.S. Holder will not recognize taxable gain on the exchange of AUGG-DE Common Shares for AUGG-NV Common Shares pursuant to the Reincorporation Merger unless the non-U.S. Holder has owned, either actually or under certain attribution rules, more than 5% of the AUGG-DE Common Shares at any time during the five-year period ending on the date of the Reincorporation Merger or, if shorter, the non-U.S. Holder’s holding period for such AUGG-DE Common Shares, and such non-U.S. Holder is not otherwise eligible for an exemption. The AUGG-DE Common Shares will be treated as regularly traded on an established securities market (and thus meeting the Regularly Traded Exception) for any calendar quarter during which they are regularly quoted by brokers or dealers making a market in such common stock, provided the AUGG-DE Common Shares are traded on an established securities market in the United States. The AUGG-DE Common Shares currently trade on the OTCQB. AUGG-DE expects that the AUGG-DE Common Shares will, as of the closing date of the Reincorporation Merger, meet the Regularly Traded Exception. Thus, a non-U.S. Holder should generally not recognize taxable gain for U.S. federal income tax purposes with respect to the exchange of AUGG-DE Common Shares for AUGG-NV Common Shares in the Reincorporation Merger.

A non-U.S. Holder who exercises dissenters’ rights in the Reincorporation Merger generally should not be taxed on the receipt of cash in exchange for all of such non-U.S. Holder’s AUGG-DE Common Shares except in certain circumstances. As described above, Section 897 of the Code will generally cause non-U.S. Holders, including those who exercise dissenters’ rights, to be taxed on their disposition of AUGG-DE Common Shares unless the AUGG-DE Common Shares are “regularly traded on an established securities market” and such holder did not own (either actually or constructively) more than 5% of AUGG-DE Common Shares at any time during the five-year period ending on the date of the Reincorporation Merger or, if shorter, the non-U.S. Holder’s holding period for such AUGG-DE Common Shares. In addition, non-U.S. Holders who exercise dissenters’ rights will generally be subject to U.S. federal income tax on (i) gains realized from the disposition of AUGG-DE Common Shares under Section 871(a)(2) of the Code if such holder was present in the U.S. for at least 183 days during the taxable year and (ii) gains effectively connected with the conduct of a trade or business within the U.S. under the meaning of Section 864(c) of the Code.

Amounts that are or are deemed to be interest for U.S. federal income tax purposes will be subject to withholding tax at a rate of 30% rate unless an exemption applies or the rate is reduced under an applicable treaty. Non-U.S. Holders are urged to consult with their own tax advisors regarding the tax consequences of the Reincorporation Merger.

Accounting Treatment

The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which AUGG-DE is the accounting acquirer, and AUGG-NV is the legal acquirer. Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not as a business combination, no goodwill is expected to be recognized.

Material Terms of the Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between AUGG-DE and AUGG-NV and is qualified in its entirety by reference to the full text of the Merger Agreement, a form of which is attached to this Proxy Statement as Appendix B. Please read the Merger Agreement in its entirety.

General

The Merger Agreement will provide that, subject to the approval and adoption of the Merger Agreement by the Shareholders and the authority of the Board to abandon the Reincorporation Merger prior to its effectiveness:

•	AUGG-DE will merge with and into AUGG-NV; and
•	AUGG-DE will cease to exist and AUGG-NV will continue as the surviving corporation.

As a result of, and as of the effective time of, the Reincorporation Merger, AUGG-NV will succeed to and assume all rights, liabilities and obligations of AUGG-DE, in accordance with Nevada law.

Effective Time

The Merger Agreement will provide that, subject to the approval of the Shareholders, the Reincorporation Merger will be consummated by the filing of articles of merger and a certificate of merger, as applicable, and any other appropriate documents, in accordance with the relevant provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”), with the Delaware Secretary of State and the Nevada Secretary of State, respectively. We expect to effect the Reincorporation Merger as soon as practicable following approval of Shareholders of this proposal but our Board reserves discretion to abandon or delay the Reincorporation Merger as set forth below.

Merger Consideration

Upon consummation of the Reincorporation Merger, each outstanding AUGG-DE Common Share will be converted automatically and without further action from our Shareholders into one AUGG-NV Common Share, and shares of AUGG-DE capital stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Upon consummation of the Reincorporation Merger, each holder of a certificate representing shares of AUGG-DE capital stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive the applicable number of shares of AUGG-NV capital stock.

Treatment of Stock Options, Warrants and Stock Incentive Plans

Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger, each outstanding option or warrant to purchase an AUGG-DE Common Share will be deemed to constitute an option or warrant to purchase one AUGG-NV Common Share, at an exercise price per full share equal to the stated exercise price of such option or warrant, where applicable.

Under the Merger Agreement, AUGG-NV will assume AUGG-DE’s incentive plans (including, but not limited to, the 2017 Plan and 2021 Plan), which, following the Reincorporation Merger, will be used by AUGG-NV to make awards to directors, officers, and employees of AUGG-NV and others as permitted under the terms of AUGG-DE’s incentive plans.

Directors and Executive Officers

The Merger Agreement will provide that the members of the board of directors of AUGG-NV immediately following the Reincorporation Merger will consist of the members of the Board of AUGG-DE immediately prior to the Reincorporation Merger. The Merger Agreement will further provide that the individuals serving as the executive officers of AUGG-NV immediately following the Reincorporation Merger will be the individuals serving as the executive officers of AUGG-DE immediately prior to the Reincorporation Merger.

Nevada Articles of Incorporation and Nevada By-laws

The Merger Agreement will provide that the Nevada Articles of Incorporation will be the articles of incorporation of AUGG-NV, the surviving Company, and the Nevada By-laws will be the by-laws of AUGG-NV, the surviving Company. The Nevada Articles of Incorporation and the Nevada By-laws will be materially the same as the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of AUGG-DE, respectively; however, each is subject to subsequent amendment in accordance with its respective terms and the NRS.

Conditions to the Merger

The obligations of AUGG-DE and AUGG-NV to consummate the Reincorporation Merger are subject to the satisfaction of the conditions, among others, that the Reincorporation Merger shall have been approved and adopted by the AUGG-DE Shareholders.

Other than Board approval, Shareholder approval, notification to the OTC Markets, clearance of a corporate actions notification with FINRA, the filing of the articles of merger and certificate of merger with the Nevada Secretary of State and the Delaware Secretary of State, respectively, the filing of this Proxy Statement with the SEC, and any filings required to be made with state securities commissions regarding the Merger, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.

Effect on Stock Certificates

The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our shares of AUGG-DE capital stock. It will not be necessary for Shareholders to exchange their existing stock certificates representing shares of AUGG-DE capital stock for certificates representing equivalent shares of AUGG-NV capital stock. Each stock certificate representing issued and outstanding shares of AUGG-DE capital stock will continue to represent the same number of shares of AUGG-NV capital stock.

Abandonment of Reincorporation Merger

Our Board may, in its sole discretion, determine to abandon the Reincorporation Merger, notwithstanding Shareholder approval of the Reincorporation Merger and the Merger Agreement. Assuming the approval of the Shareholders at the Meeting, our Board will then determine whether to proceed with the Reincorporation Merger and the date to effect the Reincorporation Merger within one year of the approval of the Shareholders.

Dissenters’ Rights

Holders of record of Common Shares who do not vote in favor of the Reincorporation Merger and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation Merger under Section 262 of the DGCL. If dissenters’ rights are exercised for more than 40,000 of our outstanding Common Shares, however, our Board may decide not to proceed with the Reincorporation Merger.

To assert dissenters’ rights, stockholders must satisfy all of the conditions in DGCL 262 discussed below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under Section 262 of the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is attached to this proxy statement as Appendix E. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under DGCL 262.

Pursuant to Section 262 of the DGCL, if you do not wish to accept the AUGG-NV Common Shares, as provided for in the Merger Agreement, you have the right to seek appraisal of your Common Shares and to receive payment in cash for the fair value of your Common Shares, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. These rights are known as appraisal rights. The Company’s stockholders who do not vote in favor of the proposal to adopt the Merger Agreement and who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL will be entitled to appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

Pursuant to Section 262 of the DGCL, when a merger agreement will be submitted for adoption at a meeting of stockholders, the company must notify the stockholders who were stockholders of record on the record date for notice of such meeting, not less than 20 days before the meeting to vote on the merger, that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with the notice.

This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Appendix C, in compliance with the requirements of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Appendix E.

Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of our Common Shares, the Company believes that a stockholder considering the exercise of such rights should seek the advice of legal counsel.

If you wish to demand appraisal of your Common Shares, you must satisfy each of the following conditions: You must deliver to the Company a written demand for appraisal of your Common Shares before the vote is taken to approve the Reincorporation Merger proposal; the written demand must reasonably inform us of the identity of the holder of record of Common Shares who intends to demand appraisal of his, her or its Common Shares; and you must not vote or submit a proxy in favor of the Reincorporation Merger proposal.

If you fail to comply with any of these conditions and the Reincorporation Merger is completed, you will be entitled to receive the AUGG-NV Common Shares for your Common Shares as provided in the merger agreement, but you will not have appraisal rights with respect to your Common Shares. A holder of Common Shares wishing to exercise appraisal rights must hold of record the Common Shares on the date the written demand for appraisal is made and must continue to hold the Common Shares of record through the Effective Time of the Merger. A proxy card that is submitted and does not contain voting instructions will, unless revoked, be voted “FOR” the Reincorporation Merger proposal, result in the loss of the stockholder’s right of appraisal and nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote “AGAINST” the Reincorporation Merger proposal or abstain from voting on the Reincorporation Merger proposal. Voting against or failing to vote for the Reincorporation proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the Merger Agreement.

All demands for appraisal should be addressed to Augusta Gold Corp., Suite 555-999 Canada Place, Vancouver, BC V6C 3E1, Attn: Corporate Secretary, and must be delivered to the Company before the vote is taken to approve the Reincorporation Merger at the Meeting, and must be executed by, or on behalf of, the record holder of the Common Shares. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of the “fair value” of his, her or its Common Shares. A stockholder’s failure to deliver to the Company the written demand for appraisal prior to the taking of the vote on the Reincorporation Merger proposal at the Meeting will result in the loss of appraisal rights.

Only a holder of record of Common Shares is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a holder of Common Shares must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder’s name as it appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, and in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name. The demand must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. The demand cannot be made by the beneficial owner if he, she or it does not also hold the Common Shares of record.

The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those Common Shares. If you hold your Common Shares through a bank, brokerage firm or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective date of the Merger.

If Common Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the Common Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds Common Shares as a nominee for others, may exercise his, her or its right of appraisal with respect to Common Shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of Common Shares as to which appraisal is sought. Where no number of Common Shares is expressly mentioned, the demand will be presumed to cover all Common Shares held in the name of the record owner. If a stockholder holds Common Shares through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

Within 10 days after the Effective Time of the Merger, Augusta Gold must give notice of the date that the Merger became effective to each of the Company’s record stockholders who has complied with Section 262 of the DGCL and who did not vote in favor of the proposal to adopt the Reincorporation Merger proposal. At any time within 60 days after the Effective Time of the Merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder’s demand and accept AUGG-NV Common Shares as provided for the Merger Agreement for that holder’s Common Shares by delivering to AUGG-NV a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time of the Merger will require written approval of AUGG-NV.

No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If AUGG-NV does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its Common Shares determined in any such appraisal proceeding.

Within 120 days after the Effective Time of the Merger, but not thereafter, either AUGG-NV or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Common Shares held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon AUGG-NV. AUGG-NV has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that AUGG-NV will file a petition. Accordingly, it is the obligation of the holders of Common Shares to initiate all necessary petitions to perfect their appraisal rights in respect of Common Shares within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder’s previous written demand for appraisal. In addition, within 120 days after the Effective Time of the Merger, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the Reincorporation Merger proposal will be entitled to receive from AUGG-NV, upon written request, a statement setting forth the aggregate number of Common Shares not voted in favor of the Merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by AUGG-NV or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of Common Shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from AUGG-NV such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to AUGG-NV then AUGG-NV will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their Common Shares and with whom agreements as to the value of their Common Shares have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their Common Shares to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their Common Shares, the Delaware Court of Chancery will appraise the Common Shares, determining their fair value as of the Effective Time of the Merger after taking into account all relevant factors, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their Common Shares. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the Merger and the date of payment of the judgment.

The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon AUGG-NV and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all Common Shares entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time of the Merger, be entitled to vote Common Shares subject to that Company for any purpose or to receive payments of dividends or any other distribution with respect to those Common Shares, other than with respect to payment as of a record date prior to the Effective Time of the Merger.

If no petition for appraisal is filed within 120 days after the Effective Time of the Merger, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be deemed to have been converted at the Effective Time of the Merger into the right to receive the AUGG-NV Common Shares for his, her or its Common Shares pursuant to the Merger Agreement. Inasmuch as the Company has no obligation to file such a petition, and the Company has no present intention to do so, any holder of Common Shares who desires such a petition to be filed is advised to file it on a timely basis. A stockholder will fail to perfect or effectively lose the right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time of the Merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the AUGG-NV Common Shares as provided for in the Merger Agreement.

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights. In view of the complexity of Section 262 of the DGCL, the Company’s stockholders who wish to pursue appraisal rights should consult their legal and financial advisors.

Comparison of Rights under the DGCL and the Chapter 78 of the NRS

The Company was incorporated under the laws of the State of Delaware. If the Reincorporation Merger is approved by our Shareholders, upon consummation, we will reincorporate the Company under the laws of the State of Nevada and our Shareholders, whose rights are currently governed by Delaware law, the Amended and Restated Certificate of Incorporation, and the Amended and Restated By-laws, will be governed by Nevada law, the NRS, the Nevada Articles of Incorporation, and the Nevada By-laws.

The corporate laws of the State of Nevada, as governed by Chapters 78 (concerning Nevada corporations generally) and 92A (concerning mergers) of the NRS, are similar in many respects to those of the State of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a Shareholder, as well as the corporate governance of the Company. The following are summaries of the material differences between the DGCL and the NRS with respect to how they govern the current rights of AUGG-DE Shareholders and the rights of AUGG-NV Shareholders in the event of the consummation of the Reincorporation Merger.

The following discussion is a summary. It is not intended to provide a complete description of the differences that may affect you as an AUGG-DE Shareholder. You should also refer to our Amended and Restated Certificate of Incorporation and Amended and Restated By-laws attached as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023 (the “2022 Annual Report”), the relevant provision of the DGCL, Chapters 78 and 92A of the NRS, as well as the forms of Nevada Articles of Incorporation and Nevada By-laws, which are attached as Appendix C and Appendix D, respectively, to this Proxy Statement, and which will become effective concurrently with the consummation of the Reincorporation Merger.

General. Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its Shareholders may experience less predictability with respect to the legality of corporate affairs and transactions and Shareholders’ rights to challenge them.

Removal of Directors. Pursuant to the DGCL, directors of a corporation may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors, except that (i) stockholders of a corporation whose board is classified may effect such removal only for cause, unless the certificate of incorporation provides otherwise and (ii) if the corporation has cumulative voting, if less than the full board is to be removed, director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors (or election of a class of directors if the board is classified). The DGCL also permits the certificate of incorporation to include a higher voting standard for the removal of directors. Pursuant to the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock entitled to vote. The NRS does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, a corporation’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner which the director reasonably believes to be in the best interests of the corporation and its stockholders. A party challenging a decision of a board of directors for breach of fiduciary duty bears the burden of rebutting the applicability of the presumptions afforded to directors by the “business judgment rule.” If the presumption is not rebutted, the business judgment rule applies to protect the directors and their decisions. The business judgment rule presumes that directors are acting independently, in good faith and with due care in making a business decision. Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any particular group or constituency having an interest in the corporation as a dominant factor.

Under Delaware law, directors’ conduct may be subject to enhanced scrutiny in respect of, among other matters, defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in a sale of control of the corporation. With respect to defensive actions taken in response to a threat to corporate control, directors’ decisions are protected by the business judgment rule, as long as a two-part test is satisfied. The test requires that: (1) the board show reasonable grounds for the belief that a danger to corporate policy and effectiveness existed; and (2) the defensive measures taken are reasonable in relation to the threat posed (i.e. that the defensive measure must not be “coercive or preclusive” and must within the range of reasonable responses to the threat posed).

With respect to transactions resulting in a sale of control of the corporation for cash or otherwise involves a change of control, the directors have the duty to carry out a process reasonably designed to secure the best price reasonably attainable for its stockholders under the circumstances. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart has a significantly higher threshold before such exception is applied, which requires the aforementioned presumption of the director or officer in question, acting in good faith, on an informed basis and with a view to the interests of the corporation, to have been rebutted and that it is proven that such director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties and that such breach involved intentional misconduct, fraud or a knowing violation of law. Third, Nevada law, with respect to the elimination of liability for directors and officers, expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision is comparatively more flexible than its Delaware counterpart with respect to limitation of personal liability of directors and officers.

Indemnification of Officers and Directors. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below. In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged, after the exhaustion of any appeals, to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it determines that indemnification is proper or unless a present or former director or officer or in the case of Nevada, a director, officer, employee or agent is successful on the merits or otherwise in defense of a suit, action or proceeding. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader rights to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the DGCL and the NRS provide that, unless the certificate of incorporation or articles of incorporation, as applicable, or the bylaws of a corporation provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. The DGCL and the NRS are similar in their provisions on actions by written consent of stockholders. The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS. Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In particular, Nevada law also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its by-laws. The Nevada By-laws do not contain such a prohibition.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Pursuant to the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation, except that a corporation other than a nonstock corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred Shareholders.

To date, the Company has not paid any cash dividends on our Common Shares and do not anticipate paying any cash dividends in the foreseeable future. The payment of dividends following the consummation of the Reincorporation Merger, if any, will be within the discretion of the board of directors of AUGG-NV. Our Board (which will be the board of directors of AUGG-NV immediately following the Reincorporation Merger) intends to retain our future earnings to support operations and to finance expansion and, therefore, we do not anticipate that AUGG-NV will pay any cash dividends on AUGG-NV Common Shares in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The term “interested stockholder” is defined generally as a person with 15% or more of a company’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two thirds (66 ∕3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the “business combination” provisions of NRS 78.411 to 78.444, inclusive, prohibit a Nevada corporation with at least 200 stockholders of record from engaging in various “business combination” transactions with any interested stockholder for a period of two years after the date that the person first become an interested stockholder, unless the business combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board of directors before the person first became an interested stockholder, or the business combination is approved by the board of directors and thereafter is approved at a meeting of the corporation’s stockholders by the affirmative vote of at least 60% of the outstanding voting power of the corporation held by disinterested stockholders.

Following the expiration of the two-year period, the corporation is prohibited from engaging in a “business combination” transaction with the interested stockholder, unless (i) the business combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board of directors before the person first became an interested stockholder; (ii) the business combination is approved by a majority of the outstanding voting power of the corporation held by disinterested stockholders; or (iii) the aggregate amount of the consideration to be received in the business combination by all of the holders of outstanding common shares of the corporation not beneficially owned by the interested stockholder is at least equal to the higher of (a) the highest price per share paid by the interested stockholder for any common shares acquired by the interested stockholder within two years immediately before the date of the announcement of the business combination or within two years immediately before, or in the transaction in which the person became an interested stockholder, whichever is higher, and (b) the market value per common share on the date of the announcement of the business combination or on the date that the person first became an interested stockholder, whichever is higher.

In general, an “interested stockholder” is any person who is (i) the direct or indirect beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within two years immediately before the date in question was the direct or indirect beneficial owner of 10% or more of the voting power of the then outstanding shares of the corporation.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. In AUGG-DE’s Amended and Restated Certificate of Incorporation, we have not opted out of the business combination provisions of Section 203 of the DGCL. In the Nevada Articles of Incorporation, AUGG-NV does opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, if and when the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427).

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, the NRS also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. Delaware law does not have similar provisions.

Pursuant to the NRS, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The NRS provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

The NRS provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the NRS provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada, and which does business directly or indirectly in the State of Nevada. The NRS also provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations. The DGCL requires, unless the certificate or articles of incorporation specifies a higher percentage, authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Pursuant to the NRS, unless the articles of incorporation provide otherwise, board approval and authorization of stockholders by a majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of law has been developed under Delaware law as to what constitutes the “sale of substantially all of the assets” of a corporation, it is not as easy to determine at what point a sale of virtually all, but less than all, of the assets of a corporation would be considered a “sale of all the corporation’s assets” requiring stockholder approval under Nevada law, although it is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such surviving corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Amended and Restated Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Articles of Incorporation also do not specify a higher percentage.

Appraisal and Dissenters’ Rights. Pursuant to each of the DGCL and the NRS, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Pursuant to the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of such holder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and such stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange, held by at least 2,000 stockholders of record, with a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, are not entitled to dissenters’ rights. This exception is not available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390 (3)(b), or a combination thereof. Nevada law prohibits a dissenting stockholder from voting such holder’s shares or receiving certain dividends or distributions after dissenting.

Pursuant to the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

The DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and makes it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

AUGG-DE’s Amended and Restated Certificate of Incorporation and By-laws do not currently provide for appraisal rights in addition to those provided by the DGCL. The Nevada Articles of Incorporation and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the president, unless the articles of incorporation or bylaws provide otherwise. Under AUGG-DE’s current By-laws, a special meeting of stockholders may be called at any time by the Board of Directors, the Chair of the Board, the Chief Executive Officer, or the President. The Nevada By-laws contain the same provision.

Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting. Nevada law is more restrictive. Pursuant to the NRS, stockholders having not less than 15% of the voting interest may petition to the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation of the Company in the State of Nevada may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Pursuant to the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. Pursuant to the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Pursuant to the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Pursuant to the NRS, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Increasing or Decreasing Authorized Shares. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series before the increase or decrease in the number of authorized shares becomes effective, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision and increasing or decreasing the authorized capital stock generally requires an amendment to the certificate of incorporation that must be approved by the board of directors and the stockholders.

Stockholder Inspection Rights. Pursuant to the DGCL, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five (5) days’ written demand the right to inspect in person or by agent or attorney, during usual business hours, (i) a copy of the articles of incorporation, and all amendments thereto, certified by the Secretary of State of the State of Nevada, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation. In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to such holder’s interest as a stockholder of the corporation.

The Charter and By-laws of the Company Immediately Prior To and Immediately Following the Effective Date of the Reincorporation Merger

The Nevada Articles of Incorporation and Nevada By-laws differ in a number of respects from the Amended and Restated Certificate of Incorporation and By-laws, respectively.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of AUGG-NV as the surviving corporation. The following are summaries of some of the more significant differences between the Certificate of Incorporation and By-laws, on the one hand, and the Nevada Articles of Incorporation and Nevada By-laws, on the other. Except as described in this section, the rights of stockholders under the Nevada Articles of Incorporation and Nevada By-laws are substantially the same as under the Certificate of Incorporation and By-laws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Certificate of Incorporation and By-laws, and the Nevada Articles of Incorporation and Nevada By-laws.

Provisions	Nevada	Delaware

Charter regarding limitation on liability

The Nevada Articles of Incorporation provide that to the full extent permitted by the NRS and any other applicable law currently or thereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. Any repeal or modification of this provision will not adversely affect the protection of any director provided thereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

The Amended and Restated Certificate of Incorporation states that to the fullest extent that the DGCL, as it exists on the date thereof or as it may thereafter be amended, permits the limitation or elimination of the liability of directors, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Company or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under section 174 of the DGCL; or (4) for any transaction from which the director derived any improper personal benefit.

Charter regarding issuance of shares	The Nevada Articles of Incorporation provide that a share shall not be issued until the consideration for the share is fully paid in money or in property or past services that are not less in value than the fair equivalent of the money that the Company would have received if the share had been issued for money. All shares of Common Stock and Preferred Stock issued by the Company shall be fully paid and non-assessable at the time of issuance.	The Amended and Restated Certificate of Incorporation does not contain a corresponding provision.

Charter regarding indemnification	The Nevada Articles provide that the Company shall, to the fullest extent permitted by the NRS, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.	The Amended and Restated Certificate of Incorporation states that the Company shall, to the fullest extent permitted by Section 145 of DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.

Charter regarding right to advance payment of expenses

An indemnitee’s right to advanced payment of expenses related to a proceeding is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding absence of any prior determination to the contrary.

The Amended and Restated Certificate of Incorporation states that the Company shall advance expenses to the fullest extent permitted by Section 145 of the DGCL.

Charter regarding forum adjudication for disputes

The Nevada Articles of Incorporation provide that unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of the NRS or the Nevada By-laws or the Nevada Articles of Incorporation; and (b) subject to the preceding provisions thereof, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The Amended and Restated Certificate of Incorporation does not contain a corresponding provision.
Charter regarding inapplicability of combinations with interested stockholders statutes	The Nevada Articles of Incorporation provide that if and when the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it will not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders) and Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), as may be amended from time to time, or any successor statutes.	The Amended and Restated Certificate of Incorporation does not contain a corresponding provision.

By-laws regarding stockholder meetings through electronic communications	The Nevada By-laws provide that unless otherwise required by applicable law or the Nevada Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS.	The By-laws do not contain a corresponding provision.

By-laws regarding notice to stockholders	The Nevada Bylaws provide that notice of a meeting of the stockholders shall be given no less than twenty-one (21) and no more than sixty (60) days before the date of any meeting of stockholders.	The By-laws provided that notice of a meeting of the stockholders shall be given no less than ten (10) and no more than sixty (60) days before the date of any meeting of the stockholders.

By-laws regarding proxies

Each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

No proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
By-laws regarding ratification	The Nevada By-laws have no corresponding provision.	The Bylaws provide that Subject to the requirements of Sections 144(a)(2) and 203 of the DGCL, any contract, transaction, or act of the Company or of any Director or officer of the Company that shall be authorized, approved, or ratified by the affirmative vote of a majority of shares represented at a meeting at which a quorum is present shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Company.

By-laws regarding distributions

The Nevada By-laws provide that subject to any limitation in the Articles of Incorporation, the Board of Directors may from time to time authorize, and the Company may make, purchases or redemptions of its shares, to the extent permitted by the NRS. In addition, subject to any limitation in the Articles of Incorporation, the Board of Directors may from time to time authorize, and the Company may declare and pay, dividends, to the extent permitted by the NRS.

Directors under whose administration a violation of the NRS occurred in relation to any dividend or distribution, shall be jointly and severably liable, at any time within three (3) years after such violation to the lesser of the full amount of the distribution made or of any loss sustained by the Company by reason of the distribution.

The By-laws provide that subject to any limitation in the Certificate of Incorporation, the Board of Directors may from time to time authorize, and the Corporation may make, purchases or redemptions of its shares, to the extent permitted by Section 160 of the DGCL. In addition, subject to any limitation in the Certificate of Incorporation, the Board of Directors may from time to time authorize, and the Corporation may declare and pay, dividends, to the extent permitted by Section 173 of the DGCL.

A Director who does not dissent with respect to a stock purchase or redemption in violation of Section 160 of the DGCL, or the declaration or payment of a dividend in violation of Section 173 of the DGCL, shall be personally liable, at any time within six (6) years after such unlawful stock purchase or redemption or after payment of such unlawful dividend, to the Company for the full amount unlawfully paid for the purchase or redemption of the Company’s stock, or the full amount of the dividend unlawfully paid, with interest from the time such liability accrued, if it is established that the Director willfully or negligently violated Section 160 or 173, as the case may be, of the DGCL.

By-laws regarding action by written consent of stockholders	The Nevada By-laws provide that unless otherwise restricted by the Nevada Articles of Incorporation, any action required or permitted to be taken at any meeting of the Company’s stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Company entitled to vote thereon and shall be delivered to the Company.	The By-laws provide that any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The By-laws also provide that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

By-laws regarding notice

The Nevada By-laws provide that, to the extent permitted by applicable law, notices to Directors and stockholders from the Company and from Directors and stockholders to the Company may be provided by a form of electronic transmission (in a manner consistent with the NRS). Similarly where the By-laws provide for or require action by “written” consent or in a “writing”, to the extent permitted by applicable law, such consent or action may be either in a tangible medium or by means of electronic transmission. Subject to contrary provisions in the NRS, notice to stockholders or Directors in an electronic transmission shall be effective only with respect to stockholders and Directors that have consented to receive electronically transmitted notices and that have designated in the consent the address, location, or system to which these notices may be electronically transmitted and with respect to a notice that otherwise complies with any other requirements of the NRS and any applicable federal law.

The By-laws provide that, to the extent permitted by applicable law, notices to Directors and stockholders from the Company and from Directors and stockholders to the Company may be provided by a form of electronic transmission (as defined in the DGCL). Similarly where the By-laws provide for or require action by “written” consent or in “writing”, to the extent permitted by applicable law, such consent or action may be either in a tangible medium or by means of electronic transmission. Subject to contrary provisions in the DGCL, notice to stockholders or Directors in an electronic transmission shall be effective only with respect to stockholders and Directors that have consented to receive electronically transmitted notices and that have designated in the consent the address, location, or system to which these notices may be electronically transmitted and with respect to a notice that otherwise complies with any other requirements of the General Corporation Law and any applicable federal law.

By-laws regarding indemnification

The Nevada By-laws provided that to the fullest extent permitted by Nevada law, as now or hereinafter in effect, the Company shall indemnify any director, officer, agent or employee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. The Company may, by action of the Board and to the extent provided in such action, indemnify employees, agents and other persons as though they were indemnified parties.

The By-laws provided that the Company shall indemnify and hold harmless each person who is or was serving as a Director or officer of the Corporation or who, serving as a Director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which the person is a party or is threatened to be made a party because of such service, and shall make advances of expenses (including attorneys’ fees) incurred by an officer or Director in defending any civil, criminal, administrative or investigative action, suit or proceeding, to the fullest extent permitted by law; provided that no such indemnity shall be made in respect of any matter as to which a Director or officer shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such Director or officer is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

By-laws regarding amendments	The By-laws provide that except as may be provided in the Articles of Incorporation, and subject to the NRS, the By-laws of the Company may be amended or repealed, or new By-laws may be adopted, by: (a) the stockholders, even though the By-laws may also be amended or repealed, or new By-laws may also be adopted, by the Board of Directors; or (b) subject to the power of the stockholders of the Company to amend or repeal the By-laws, the Board of Directors, unless such power is reserved, by the Articles of Incorporation or by law, exclusively to the stockholders in whole or in part or unless the stockholders, in adopting, amending or repealing a particular By-law, provide expressly that the Board of Directors may not amend or repeal that Bylaw. Any officer of the Company may authenticate a restatement of the Bylaws and all amendments thereto adopted in the manner provided above.	The By-laws provide that except as may be provided in the Amended and Restated Certificate of Incorporation, and subject to Section 216 of the DGCL, the By-laws of the Company may be amended or repealed, or new By-laws may be adopted, by: (a) the stockholders, even though the By-laws may also be amended or repealed, or new By-laws may also be adopted, by the Board of Directors; or (b) subject to the power of the stockholders of the Company to amend or repeal the By-laws, the Board of Directors, unless such power is reserved, by the Amended and Restated Certificate of Incorporation or by law, exclusively to the stockholders in whole or in part or unless the stockholders, in adopting, amending or repealing a particular By-law, provide expressly that the Board of Directors may not amend or repeal that Bylaw. Any officer of the Company may authenticate a restatement of the Bylaws and all amendments thereto adopted in the manner provided above.

In accordance with the Amended and Restated Certificate of Incorporation and Delaware law, approval and adoption of the Merger and the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Annual Meeting. Abstentions and, in the event that the proposal is deemed “non-routine”, broker non-votes, if any, with respect to this proposal will have the same effect as a vote “AGAINST” this proposal.

Unless such authority is withheld by a Shareholder, the management proxyholder named in the accompanying Proxy or VIF intend to vote “FOR” the Reincorporation Merger.

The Board recommends that Shareholders vote FOR the Reincorporation Merger.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Stock Option Plan Securities

The following table sets forth equity compensation plan information as of December 31, 2022.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (column a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (column b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans not approved by security holders	225,002	$0.86	0
Equity compensation plans approved by security holders	4,975,000	$1.48	3,442,973
Total	5,200,002	$1.45	3,442,973

Note: C$ converted to US$ based on an exchange rate of C$1.00/US$0.7383.

Stock Option Plan Summary

The Company’s current stock option plan, as amended (the “Option Plan”) was adopted by the Board on February 22, 2021, and approved by Shareholders on July 29, 2021. Pursuant to the policies of the TSX, all unallocated options, rights or other entitlements under a security-based compensation arrangement that do not have a fixed maximum number of securities issuable must be approved by the listed issuer’s securityholders when instituted and then every three years after the institution of such compensation arrangement.

The summary of the Option Plan set out below is intended to be a brief description and is subject to and qualified in its entirety by the full text of the Option Plan. Capitalized terms used in the following section “Summary of the Option Plan” but not otherwise defined in this Proxy Statement have the meanings given to them in the Option Plan.

Summary of the Option Plan

The purpose of the Option Plan is to secure for the Company and the Shareholders the benefits of the incentives inherent to Common Share ownership by officers, directors and other eligible persons who, in the judgment of the Board, will have a sufficient role in the Company’s growth and success.

Directors, officers and employees of, and consultants to, the Company or any of its subsidiaries, as well as employees of companies providing management services or support to the Company or any of its subsidiaries (each, an “Eligible Person”), are eligible to receive Option grants under the Option Plan. The Option Plan includes the following significant terms and restrictions:

•	The aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share Compensation Arrangements may not exceed 10% of the number of Common Shares issued and outstanding from time to time. Of this number, a maximum of 10% Common Shares may be granted as Incentive Stock Options.

•	Any Common Shares subject to an Option that expires or terminates without having been fully exercised may be made the subject of a further Option.

•	Upon the partial or full exercise of an Option, the Common Shares issued upon such exercise will automatically become available to be made the subject of a new Option, provided that the total number of Common Shares reserved for issuance under the Option Plan does not exceed 10% of the number of Common Shares then issued and outstanding.

•	The aggregate number of Common Shares reserved for issuance pursuant to the Option Plan or any other share Compensation Arrangement to any one Participant may not exceed 5% of the number of Common Shares issued and outstanding at any time.

•	The aggregate number of Common Shares issuable pursuant to the Option Plan or any other share Compensation Arrangement to Insiders may not exceed 10% of the number of Common Shares issued and outstanding at any time.

•	The aggregate number of Common Shares issued to Insiders pursuant to the Option Plan or any other share Compensation Arrangement in any one-year period may not exceed 10% of the number of Common Shares then issued and outstanding.

Subject to the terms of the Option Plan, the Exercise Price for each Common Share subject to an Option will be determined by the Board at the time of the Option grant, and may not be lower than the last closing price of a common share on the TSX preceding the time of the Option grant, rounded up to the nearest whole cent.

Options will vest and become exercisable at such time or times as may be determined by the Board on the date of the Option grant.

Unless the Board determines otherwise and subject to any accelerated termination in accordance with the Option Plan, each Option will expire on the fifth anniversary of the date on which it was granted. In no event may an Option expire later than the tenth anniversary of the date on which it was granted. If the date on which an Option is scheduled to expire occurs during, or within ten business days after the last day of, a Black Out Period applicable to the Optionee, then the date on which the Option will expire will be extended to the last day of such ten-business day period.

Options are non-assignable and non-transferable, with the exception of an assignment by testate succession or by the laws of descent and distribution upon the death of an Optionee.

If an Optionee ceases to be an Eligible Person (other than by reason of death, permanent disability or termination for cause), the Optionee may exercise any vested Options for a period of 30 days after the Optionee ceases to provide services to the Company or any of its subsidiaries, subject to the earlier expiry of the Options. If an Optionee ceases to be an Eligible Person by reason of death, the Optionee’s heir may exercise any vested Options for one-year following the date of the Optionee’s death, subject to the earlier expiry of the Options. If an Optionee ceases to be an Eligible Person while on permanent disability, the Optionee or his legal representatives may exercise any vested Options until the one-year anniversary of the Optionee ceasing to be an Eligible Person due to the disability of the Optionee or the expiry date of the Option, whichever is earlier. If an Optionee is dismissed for cause, any Options (whether vested or unvested) held by such Optionee shall terminate immediately upon receipt by the Optionee of notice of such dismissal.

If a “Change of Control” (as defined below) occurs, the Board may, in its discretion, (a) amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Option Plan, any outstanding Option may be exercised in whole or in part by the Optionee and/or (b) determine that all holders of outstanding Options with an exercise price equal to or greater than the price per Common Share provided for in the transaction giving rise to such Change of Control shall be entitled to receive and shall accept, immediately prior to or concurrently with the transaction giving rise to such Change of Control, in consideration for the surrender of such Options, the value of such Options determined in accordance with the Black and Scholes Option Pricing Model, as determined by the Board.

The Board may from time to time, subject to applicable law and any required approval of the TSX, any other regulatory authority, or the Shareholders, suspend, terminate or discontinue the Option Plan at any time, or amend or revise the terms of the Option Plan or of any Option granted thereunder; provided that no such amendment, revision, suspension, termination or discontinuance can adversely affect the rights of an Optionee under any previously granted Option except with the consent of that Optionee.

Shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the TSX:

1.	amendments to the Option Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

2.	amendments of a “housekeeping”, clerical, technical or stylistic nature, which include amendments relating to the administration of the Option Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

3.	changing the terms and conditions governing any Option(s) granted under the Option Plan, including the vesting terms, the exercise and payment method, the Exercise Price and the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person;

4.	determining that any of the provisions of the Option Plan concerning the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

5.	amendments to the definition of Eligible Person;

6.	changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option’s originally scheduled expiry date;

7.	changing the terms and conditions of any financial assistance which may be provided by the Company to Optionees to facilitate the purchase of Common Shares under the Option Plan, or adding or removing any provisions providing for such financial assistance;

8.	amendments to the cashless exercise feature set out in Section 2.8 of the Option Plan;

9.	the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Optionees or the Company under applicable tax laws or otherwise address changes in applicable tax laws;

10.	amendments relating to the administration of the Option Plan; and

11.	any other amendment, whether fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules or policies of any stock exchange upon which the Common Shares trade from time to time.

Notwithstanding anything contained in the Option Plan to the contrary, no amendment requiring the approval of the Shareholders under applicable law or the rules or policies of any stock exchange upon which the Common Shares trade from time to time shall become effective until such approval is obtained. In addition to the foregoing, approval by the Shareholders by ordinary resolution shall be required for:

1.	any amendment to the provisions of Section 3.9 of the Option Plan that is not an amendment within the nature of Sections 3.9(a)(i) and 3.9(a)(ii) of the Option Plan;

2.	any increase in the maximum number of Common Shares that can be issued under the Option Plan, except in connection with an adjustment made in accordance with the Adjustment Provisions;

3.	any reduction in the Exercise Price of an Option granted under the Option Plan (including the cancellation and re-grant of an Option, constituting a reduction of the Exercise Price of an Option), except in connection with an adjustment made in accordance with the Adjustment Provisions;

4.	any amendment to extend the expiry of an Option beyond its original Expiry Date;

5.	any amendment to Section 3.1(e) or Section 3.1(f) of the Option Plan to increase participation by Insiders; and

6.	any amendment to the provisions of the Option Plan that would permit Options to be transferred or assigned other than for normal estate settlement purposes, provided further that, in the case of any amendment or variance referred to (I) in clause (v) of Section 3.9(b) of the Option Plan, Insiders are not eligible to vote their Common Shares in respect of the required approval of the Shareholders, and (II) in clauses (iii), (iv) or (vi) of Section 3.9(b) of the Option Plan, Insiders who shall benefit from such amendment or variance are not eligible to vote their Common Shares in respect of the required approval of the Shareholders.

For the purposes of the Option Plan, “Change of Control” means the occurrence of any of the following events:

1.	any one person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company;

2.	any combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor; or

3.	the Board adopts a resolution to the effect that the circumstances in clause (1) or (2) of this definition have occurred or are imminent,

where such person or combination of persons referred to in clause (1) or (2) of this definition did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any person or combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect control of the Company or its successor.

Securities Available for Grant Under the Option Plan

The Company adopted its new TSX-approved Option Plan on February 22, 2021, which was approved by Shareholders on July 29, 2021. The Company’s historic incentive plan is the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The Company is not authorized to make further grants under the 2017 Plan.

The Option Plan is “rolling” such that the aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share compensation arrangements is 10% of the Common Shares outstanding, and such aggregate number of Common Shares issuable under the Option Plan shall increase or decrease as the number of issued and outstanding Common Shares changes.

Under the terms of the Option Plan, the aggregate number of Common Shares that may be reserved for issuance pursuant to the Option Plan and all other share compensation arrangements as of the Record Date is 8,592,975, representing 10% of the Common Shares outstanding. As of the Record Date, the Company had 4,825,000 Options outstanding under its Option Plan, representing 5.62% of the Company’s issued and outstanding Common Shares and 225,002 Options outstanding under the 2017 Plan, representing 2.62% of the Company’s issued and outstanding Common Shares. The Company has a further 3,542,975 remaining Options available for grant under its Option Plan representing approximately 4.12% of the Common Shares outstanding.

Annual Burn Rate

The following table sets forth the annual “burn rate” of the 2017 Plan and for the 2021 Stock Option Plan (the “2021 Plan”) for each of the three most recently completed fiscal years, calculated using the TSX’s prescribed methodology pursuant to Section 613(d) of the TSX Company Manual.

Annual Burn Rate(1)	2022	2021	2020
2017 Plan	0.00%	0.00%	0.45%
2021 Plan	0.60%	9.27%	0.00%

(1)	The burn rate is the number of awards granted in a fiscal year, expressed as a percentage of the weighted average number of Common Shares outstanding for the applicable fiscal year calculated in accordance with the CPA Canada Handbook.

CORPORATE CEASE TRADE ORDERS OR BANKRUPTCIES

Except as provided below, no proposed director of the Company is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company), that (i) was subject to a cease trade or similar order or an order that denied such company access to any exemption under securities legislation (that was in effect for a period of more than 30 days) that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to any such order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer:

Mr. Boggio was a director of Great Western Minerals Group Ltd. (“GWMG”) from January 2013 until July 2015. In April 2015, GWMG entered a support agreement with certain of the holders of GWMG’s secured convertible bonds and GWMG was subsequently granted protection from its creditors under the Companies’ Creditors Arrangements Act. In May 2015, an order was issued by the Financial and Consumers Affairs Authority of the Province of Saskatchewan that all trading in the securities of GWMG be ceased due to its failure to file financial statements for the year ended December 31, 2014. In December 2015, GWMG entered bankruptcy proceedings.

Mr. Boggio was a director of Pure Gold Mining Inc. (“Pure Gold”) until March 30, 2023. On October 31, 2022, Pure Gold applied for and received an initial order for creditor protection from the Supreme Court of British Columbia under the Companies’ Creditors Arrangement Act (“CCAA”) following significant start up and operational difficulties experienced at the PureGold Mine near Red Lake, Ontario. On March 30, 2023, the Court approved Pure Gold’s appointment of a Chief Administrative Officer and the CCAA proceedings remain ongoing.  In April 2023, the shares of Pure Gold Mining were suspended from trading for failure to file the required periodic disclosure related to the year ended December 31, 2022.

No proposed director of the Company is or has within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties or Sanctions

No proposed director of the Company has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement, with a securities regulatory authority, or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

During the Company’s past fiscal year, no director, executive officer or senior officer of the Company, proposed management nominee for election as a director of the Company or associate or affiliate of any such director, executive or senior officer or proposed nominee is or has been indebted to the Company or any of its subsidiaries or is or has been indebted to another entity where such indebtedness is or has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth elsewhere in this Proxy Statement and other than transactions carried out in the ordinary course of business of the Company or any of its subsidiaries, no informed person or proposed director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which in either of such cases has materially affected or would materially affect the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set out below, during the fiscal year ended December 31, 2022, the Company had no transactions with related persons that exceeded in value the lesser of $120,000 or 1% of the average of the Company’s total assets in each of the last two fiscal years.

On September 13, 2022, the Company entered into a secured note purchase agreement (the “Purchase Agreement”) with Augusta Investments Inc. (“Augusta Investments”) to offer and sell a secured promissory note of the Company (the “Note”) in exchange for Augusta Investments loaning the Company US$22,232,561 (the “Loan”). The Loan and the issuance of the Note occurred on September 13, 2022. The Company used the Loan to make the second payment and deferred payment to Waterton Nevada Splitter LLC (“Waterton”) on September 13, 2022, in connection with the Company’s acquisition of its Reward gold project that closed on June 13, 2022.

The Purchase Agreement contains customary representations and warranties by the Company and Augusta Investments. The Purchase Agreement also contains certain covenants of the Company including maintaining its status as a reporting issuer, maintaining books and records, maintaining its properties, compliance with laws, not incurring additional indebtedness, except for liabilities for trade payables and expenses incurred in the ordinary course of business, and making certain filings to maintain and perfect the security interests of Augusta Investments under the Security Agreement (as defined below).

The Note bears interest at a rate of prime plus 3% and is for a maximum term of 12 months. The Note is secured by a first-priority, perfected security interest in all the assets of the Company pursuant to a guarantee and security agreement (the “Security Agreement”) and certain deeds of trust (the “Deeds of Trust”, collectively with the Purchase Agreement, the Note and the Security Agreement, the “Loan Documents”) to be finalized and filed by the Company in accordance with covenants in the Purchase Agreement and the Security Agreement.

Under the terms of the Note, the following events constitute an event of default permitting the holder of the Note to exercise remedies including accelerating the payment of the full amount of the Note plus Interest and exercising rights under the Security Agreement, including selling assets of the Company to satisfy obligations under the Note: (i) the Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note for more than five (5) days after the maturity date or at a date fixed by acceleration or otherwise; (b) the Company shall fail to file the Deeds of Trust in accordance with the Purchase Agreement and such failure continues for more than 10 days or the Company shall fail to maintain perfected liens on all its assets in accordance with the Loan Documents and such failure continues for more than 30 days; (c) any representation or warranty made or deemed made by the Company in the Purchase Agreement or in the Security Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made; (d) the Company fails to observe or perform (a) any covenant, condition or agreement contained in Section 3 or (b) any other covenant, obligation, condition or agreement contained in the Loan Documents and such failure continues for 30 days; (e) the Company fails to pay when due any of its material debts (other than debts arising under this Note) or any interest or premium thereon when due (whether by scheduled maturity, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such debt; (f) one or more judgments or decrees in an amount exceeding in the aggregate $1,000,000 shall be entered against the Company or its subsidiaries and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; (g) the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority Shareholders shall take any action looking to the dissolution or liquidation of the Company; or (h) within sixty (60) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

The payment of the obligations of the Company under the Note is also guaranteed by each of the subsidiaries of the Company pursuant to the Security Agreement.

The Company paid Augusta Investments an origination fee of 0.5% of the amount of the Loan on the closing of the issuance of the Note pursuant to the Purchase Agreement.

Related Person Transactions Policy and Procedure

The Company’s Code of Ethics states that our directors, employees and consultants should not be involved in any activity that creates or gives the appearance of a conflict of interest between their personal interests and the interests of the Company. In particular, without the specific permission of the Chairman of the Audit Committee, ethics officer or the Board (including contracts approved by our Board), no director, employee or consultant, or a member of his or her family shall, unless disclosed to the Company, engage in the list of conflicts of interest transactions set forth in the Code of Ethics. The Company’s directors, employees and consultants must immediately notify the Chairman of the Audit Committee or the ethics officer of the existence of any actual or potential conflict of interest so that the circumstances can be reviewed for a decision on whether a conflict of interest is present, and if so, what course of action is to be taken.

The Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent the Company enters into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting stockholder proposals (each, a “Shareholder Proposal”) for inclusion in the management information circular and proxy statement for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the Shareholder Proposal is submitted for a regularly scheduled annual general meeting, the Shareholder Proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information circular and proxy statement released to the Shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder Proposals for inclusion in the management information circular and proxy statement for the next annual general meeting of the Company will be April 3, 2024.

In addition, the Company’s Bylaws provide notice procedures for Shareholders to nominate a person as a director and to propose business to be considered by Shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days before the first anniversary of the date on which the Company held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of Shareholders (A) that is called for a date that is not within thirty (30) days before or after the first anniversary date of the annual meeting of Shareholders in the immediately preceding year, or (B) in the event that the Company did not have an annual meeting of Shareholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the Company shall have (w) mailed notice to its Shareholders that an annual meeting of Shareholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of Shareholders will be held. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting, notice of a nomination or proposal must be delivered to us no later than July 9, 2024, and no earlier than June 9, 2024. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a Shareholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of Shareholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of Shareholders and any adjournments or postponements.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 9, 2024, unless the date of our 2024 annual meeting has changed by more than 30 days calendar days from this year's annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to Shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple Shareholders who share the same address under certain circumstances. Shareholders who hold their Common Shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a Shareholder wishes to revoke such a consent previously provided to a broker, the Shareholder must contact the broker to revoke the consent. In any event, if a Shareholder wishes to receive a separate Proxy Statement and accompanying materials for the Meeting, or the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Shareholder may receive copies by contacting the Corporate Secretary at Suite 555, 999 Canada Place, Vancouver, British Columbia, V6C 3E1. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding Common Shares through a broker can request a single copy by contacting the broker.

OTHER MATTERS

Management of the Company knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting accompanying this Proxy Statement. However, if any other matters that are not known to management should properly come before the Meeting, it is the intention of the persons named in the form of Proxy accompanying this Proxy Statement to vote upon such matters in accordance with their best judgement.

ADDITIONAL INFORMATION

Additional information concerning the Company is available on SEDAR under the Company’s profile at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml. Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year which are contained in its Annual Report on Form 10-K. Shareholders wishing to obtain a copy of the Company’s Annual Report on Form 10-K may contact the Company at the following:

Augusta Gold Corp.	Telephone: (604) 687-1717
Suite 555 – 999 Canada Place	Email: info@augustagold.com
Vancouver, British Columbia V6C 3E1

APPENDICES

Appendix A – Form of Proxy

Appendix B – Agreement and Plan of Merger

Appendix C – Nevada Articles of Incorporation

Appendix D – Nevada By-Laws

Appendix E – Delaware General Corporation Law Section 262

SIGNATURE

The undersigned hereby certifies that the contents and sending of this Proxy Statement to the Shareholders of the Company have been approved by the Board.

Dated effective as of July 24, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

“Donald R. Taylor”

Donald R. Taylor

President and Chief Executive Officer

APPENDIX “A”

FORM OF PROXY

[Attached.]

Security Class: Common

FORM OF PROXY

Annual General Meeting to be held on Thursday September 7, 2023

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Board of Directors to the holder.

If you appoint the Board of Directors Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, except as may be limited by applicable law.

This proxy should be read in conjunction with the accompanying documentation provided by the Board of Directors.

Proxies submitted must be received by 10:00 am (Pacific Time) on Tuesday, September 5, 2023, or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

PROXY VOTING METHODS
MAIL or HAND DELIVERY	Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4
FACSIMILE – 24 Hours a Day	604-559-8908
EMAIL	proxy@endeavortrust.com
ONLINE	At www.eproxy.ca and using the control number and password set forth hereon

CONTROL NUMBER: XXXXXXXX

PASSWORD: XXXXXX

If you vote by EMAIL or Online, DO NOT mail back this proxy.

Voting by mail or by email are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors Nominees named on the reverse of this proxy.

A-1

Appointment of Proxyholder

I/We, being holder(s) of AUGUSTA GOLD CORP. (the “Company”) hereby appoint: Mr. Richard Warke, Executive Chairman, or, failing him, Purni Parikh, Senior Vice President, Corporate Affairs, or, failing her, Tom Ladner, Vice President, Legal	OR	Print the name of the person you are appointing if this person is someone other than the Board of Director Nominee listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of stockholders of the Company to be held at Suite 555 - 999 Canada Place, Vancouver, BC V6C 3E1 on Thursday September 7, 2023 at 10:00 am (Pacific Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors	For	Withheld
i) Richard Warke	☐	☐
ii) Donald R. Taylor	☐	☐
iii) Lenard Boggio	☐	☐
iv) John Boehner	☐	☐
v) Daniel Earle	☐	☐
vi) Poonam Puri	☐	☐

2. Appointment of Auditor	For	Against	Abstain
To appoint Davidson & Company LLP as auditor of the Company until the next annual meeting, and to authorize the directors to fix their remuneration	☐	☐	☐

3. Advisory Vote on Executive Compensation	For	Against	Abstain
To approve, on an advisory, non-binding basis, the resolutions regarding the compensation of the Company’s named executive officers as described in the Proxy Statement	☐	☐	☐

4. Approval of the Merger to Reincorporate from Delaware to Nevada	For	Against	Abstain
To approve the agreement and plan of merger pursuant to which the Company will reincorporate from Delaware to Nevada	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors as indicated above.

Signature(s)

Print Name(s) & Signing Capacity(ies), if applicable

Date (MM-DD-YY)
THIS PROXY MUST BE DATED

A-2

APPENDIX “B”

AGREEMENT AND PLAN OF MERGER

[Attached.]

[FORM OF]

Agreement and plan of Merger

This Agreement and Plan of Merger (“Agreement”), is effective as of [•], 2023, by and between Augusta Gold Corp., a Delaware corporation (“Merging Corporation”), and Augusta Gold Corp., a Nevada corporation and wholly-owned subsidiary of Merging Corporation (the “Surviving Corporation”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”) and Chapter 92A.190 of the Nevada Revised Statutes (the “NRS”). Surviving Corporation and Merging Corporation are sometimes referred to herein collectively as the “Constituent Entities”.

RECITALS

WHEREAS, Merging Corporation, duly incorporated and existing under the laws of the State of Delaware, desires to reincorporate as a Nevada corporation and has formed Surviving Corporation in order to effectuate such reincorporation;

WHEREAS, the board of directors of each of Merging Corporation and Surviving Corporation deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that Merging Corporation be merged with and into Surviving Corporation, upon the terms and subject to the conditions herein stated, and that Surviving Corporation be the surviving corporation after such merger (the “Merger”);

WHEREAS, the board of directors and stockholders of each of Merging Corporation and Surviving Corporation have approved this Agreement and the Merger pursuant to the DGCL and the NRS, as applicable, and all other applicable laws and regulations; and

WHEREAS, the Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended (including the Treasury Regulations in effect thereunder, the “Code”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

MERGER AND RELATED MATTERS

1.1 Upon the terms and subject to the conditions of this Agreement, Merging Corporation and Surviving Corporation shall cause the Merger to be consummated by causing the articles of merger (or equivalent documents) (the “Nevada Articles of Merger”) to be duly prepared and executed in accordance with the NRS and filed with the Secretary of State of the State of Nevada and shall cause the certificate of merger (or equivalent documents) to be duly prepared and executed in accordance with the DGCL and filed with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”, and together with the Nevada Articles of Merger, the “Merger Certificates”) as soon as practicable on or after the Closing Date (as defined in Section 2 hereof). The Merger shall become effective upon the date and time specified in the Merger Certificates (the “Effective Time”).

1.2 At the Effective Time, Merging Corporation shall merge with and into Surviving Corporation, whereupon the separate existence of Merging Corporation shall cease to exist. Surviving Corporation shall succeed to, and shall possess and be vested with, as applicable, without further act, deed or other transfer, all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities, authority and powers of Merging Corporation, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of Merging Corporation, including, without limitation, all outstanding indebtedness of Merging Corporation. All property of every description and every interest therein of Merging Corporation on whatever account shall thereafter be deemed to be held by or transferred to, as the case may be, and vested in, Surviving Corporation. Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of Merging Corporation, including, but not limited to, all federal, state and local laws, rules and regulations that were applicable to Merging Corporation immediately prior to the Effective Time (only to the extent such laws, rules and regulations continue to be applicable to the business, operations and securities of Surviving Corporation); and any claim existing or action or proceeding pending by or against any of Merging Corporation may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of Merging Corporation shall be impaired by the Merger. From time to time prior to the Effective Time, as and when required by the Surviving Corporation or by its successors and assigns, Merging Corporation shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to carry out the intent and purposes of this Agreement.

1.3 Surviving Corporation shall maintain a copy of this Agreement at its principal executive office and shall provide a copy of this Agreement to the shareholders of any of the Constituent Entities upon written request by such shareholders and without charge.

ARTICLE II

CLOSING; REPRESENTATIONS AND WARRANTIES

2.1 The Closing. The closing of the Merger (the “Closing”) shall, unless otherwise agreed, take place at the offices of Dorsey & Whitney LLP, 1400 Wewatta St #400, Denver, Colorado 80202 at 10:00 A.M., local time, on the day which the last of the conditions set forth in Article 4 hereof is fulfilled or waived (subject to applicable law), or at such other time and place and on such other date as the parties hereto shall mutually agree (the “Closing Date”).

2.2 Representations and Warranties of Merging Corporation. Merging Corporation represents and warrants to Surviving Corporation as follows:

(a) Merging Corporation is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Merging Corporation.

(b)(i) Merging Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Merging Corporation. This Agreement has been duly executed and delivered by Merging Corporation and assuming that this Agreement constitutes the valid and binding agreement of Surviving Corporation, constitutes a valid and binding obligation of Merging Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Merging Corporation will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation (any such conflict, violation, default, right of termination, cancellation or acceleration, a “Violation”), pursuant to any provision of the certificate of incorporation or by-laws of Merging Corporation, each as amended to date, result in any Violation of any agreement to which Merging Corporation is a party, or any law applicable to Merging Corporation or its assets, in each case which could reasonably be expected to have a material adverse effect with respect to Merging Corporation.

(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Merging Corporation in connection with the execution and delivery of this Agreement by Merging Corporation or the consummation by Merging Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.

2.3 Representations and Warranties of Surviving Corporation. Surviving Corporation represents and warrants to Merging Corporation as follows:

(a) Surviving Corporation is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Surviving Corporation.

(b)(i) Surviving Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Surviving Corporation. This Agreement has been duly executed and delivered by Surviving Corporation and assuming that this Agreement constitutes the valid and binding agreement of Merging Corporation, constitutes a valid and binding obligation of Surviving Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Surviving Corporation will not conflict with, or result in any Violation pursuant to any provision of the articles of organization or bylaws of Surviving Corporation, each as amended to date, result in any Violation of any agreement to which Surviving Corporation is a party, or any law applicable to Surviving Corporation or its assets, which could reasonably be expected to have a material adverse effect with respect to Surviving Corporation.

(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Surviving Corporation in connection with the execution and delivery of this Agreement by Surviving Corporation, or the consummation by Surviving Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.

ARTICLE III

MANAGEMENT AND BUSINESS OF SURVIVING CORPORATION

3.1 Charter and Bylaws. The articles of incorporation (the “Nevada Articles of Incorporation”) and bylaws (“Nevada Bylaws”) of Surviving Corporation as in effect prior to the Effective Time shall be and remain the articles of incorporation and bylaws, respectively, of Surviving Corporation.

3.2 Officers and Directors. The officers and directors of Merging Corporation immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the NRS, all other applicable laws and regulations, the Nevada Articles of Incorporation and the Nevada Bylaws.

3.3 Committees. Each committee of the board of directors of Merging Corporation existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of Surviving Corporation, consisting of the members of such committee of Merging Corporation immediately prior to the Effective Time and governed by the charter of such committee of Merging Corporation in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of Surviving Corporation.

3.4 Other Operations. The corporate policies, employees, business, operations and material agreements and other relationships of Merging Corporation, effective immediately prior to the Effective Time shall continue in all material respects as those of the Surviving Corporation immediately following the Effective Time.

ARTICLE IV

CONDITIONS PRECEDENT TO MERGER

4.1 Conditions Precedent to Obligations of each of the Constituent Entities. The respective obligations of the Constituent Entities to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the stockholders of each of the Constituent Entities pursuant to the DGCL and the NRS, as applicable, the articles of incorporation, certificate of incorporation and bylaws, as applicable, of each of the Constituent Entities, and all other applicable laws and regulations.

(b) No claim, action, suit, proceeding, arbitration, or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the performance of obligations hereunder or the consummation of the transactions contemplated hereby.

(c) No statute, rule, regulation, or order of any kind shall have been enacted, issued, entered, promulgated or enforced by any governmental entity which prohibits the consummation of the Merger and which is in effect at the Effective Time.

(d) Receipt of approval by the Financial Industry Regulatory Authority, Inc. and the Toronto Stock Exchange of the provisions of this Agreement and the transactions contemplated hereby.

4.2 Conditions to obligations of Surviving Corporation. The obligations of Surviving Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) The representations and warranties of Merging Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

(b) Merging Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

4.3 Conditions to Obligations of Merging Corporation. The obligations of Merging Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

(a) The representations and warranties of Surviving Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

(b) Surviving Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

ARTICLE V

CONVERSION OF MERGING CORPORATION SECURITIES

5.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Entities or the stockholders of the Constituent Entities:

(a) Each one (1) share of common stock, par value $0.0001 per share, of Merging Corporation outstanding immediately prior to the Effective Time (“Merging Corporation Common Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of Surviving Corporation (“Surviving Corporation Common Stock”), and all outstanding shares of Merging Corporation Common Stock immediately prior to the Effective Time shall be cancelled and retired and the certificates therefor, if any, shall be surrendered to Merging Corporation and cancelled, without the issuance of any additional ownership interests thereof.

(b) At the Effective Time, each option, warrant and other security or instrument of the Merging Corporation granting the holder thereof the right to acquire Merging Corporation Common Stock (or other Merging Corporation securities) outstanding immediately prior to the Effective Time (collectively, the “Merging Corporation Securities”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a corresponding option, warrant and other security or instrument of the Surviving Corporation granting the holder thereof the right to acquire an equivalent number of shares of Surviving Corporation Common Stock (or other Surviving Corporation securities) as the number of shares of Merging Corporation Common Stock underlying such Merging Corporation Securities (collectively, the “Surviving Corporation Securities”). Notwithstanding any term of any agreement, instrument or other document to which such Merging Corporation Securities was subject immediately prior to the Effective Time that provides otherwise, immediately following the Effective Time, each of the Surviving Corporation Securities shall have the same terms and conditions as those of the applicable Merging Corporation Securities, including any vesting and forfeiture conditions. Neither the execution of this Agreement, the consummation of the Merger, nor any other transaction contemplated herein is intended, or shall be deemed, to constitute a “change in control” (or term of similar import) under any agreement to which any Merging Corporation Securities is subject.

5.2 Cancellation of Merging Corporation Securities. At the Effective Time, all rights with respect to the Merging Corporation Common Stock and the Merging Corporation Securities shall cease and terminate, and the Merging Corporation Common Stock and the Merging Corporation Securities shall no longer be deemed to be outstanding, whether or not the certificate(s), if any, representing such shares of capital stock have been surrendered to Merging Corporation.

ARTICLE VI

TAX MATTERS

6.1 Plan of Reorganization. This Agreement is intended to constitute a plan of reorganization for purposes of Treasury Regulations Section 1.368-2(g) and Sections 354, 361, and 368 of the Code, and the Merger is intended to constitute a reorganization under Section 368(a) of the Code. Each party hereto shall perform, and shall cause its affiliates to perform, its United States federal income tax reporting and conforming state tax reporting in accordance with such treatment unless otherwise required by a determination as defined in Section 1313(a) of the Code.

ARTICLE VII

MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule thereof, and interpreted consistent with the intent that the Merger qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code.

7.2 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of capital stock or other securities of Merging Corporation, or (b) alter or change any provision of the Nevada Articles of Incorporation or Nevada Bylaws that will become effective immediately following the Merger other than as provided herein. No amendment or waiver to this Agreement shall be effective unless it is in writing, identified as an amendment or waiver to this Agreement and signed by an authorized representative of each party hereto.

7.3 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights, benefits or remedies hereunder.

7.4 Expenses. If the Merger becomes effective, Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Merging Corporation shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.

7.5 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

7.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of such parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

7.8 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after either party hereto obtains stockholder approval of this Agreement, upon the consent of the board of directors of Merging Corporation and Surviving Corporation.

7.9 Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.10 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, each of the parties hereto and their respective successors and assigns. Each party hereto may assign any or all of its rights under this Agreement to any transferee, provided such transferee agrees in writing to be bound by the provisions hereof that apply to such transferee.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

[Signature page follows]

In witness whereof, each of the parties hereto has executed this Agreement as of the date first set forth above.

AUGUSTA GOLD CORP., a Delaware corporation		AUGUSTA GOLD CORP., a Nevada corporation

By:		By:
	Donald R. Taylor, President		Donald R. Taylor, President

APPENDIX “C”

NEVADA ARTICLES OF INCORPORATION

[Attached.]

ARTICLES OF INCORPORATION

OF

Augusta Gold Corp.

Article I

Section 1. Name. The name of the corporation is Augusta Gold Corp. (the “Company”).

Article II

Section 1. Registered Agent. The address of the Company’s registered office in the State of Nevada is 701 S. Carson St #200, Carson City, NV 89701. The name of the Company’s registered agent at such address is C T Corporation System.

Article III

Section 1. Purpose. The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”) Chapter 78 of the State of Nevada, as amended (“NRS Chapter 78”).

Article IV

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 1,000,000,000 shares, consisting of 750,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 250,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”). A share of Common Stock or Preferred Stock shall not be issued until the consideration for the share is fully paid in money or in property or past services that are not less in value than the fair equivalent of the money that the Company would have received if the share had been issued for money. All shares of Common Stock and Preferred Stock issued by the Company shall be fully paid and non-assessable at the time of issuance.

Section 2. Common Stock.

(a) Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of any series of the Preferred Stock as may be designated by the Board upon any issuance of any series of Preferred Stock.

(b) Voting. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting. Notwithstanding any other provision of these articles of incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”) to the contrary, the holders of Common Stock will not be entitled to vote on any amendment to these Articles of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either as a separate class or together as a class with the holders of one or more other such series of Preferred Stock, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation) or NRS Chapter 78.

(c) Dividends. Subject to the rights of the holders of any series of Preferred Stock, holders of shares of Common Stock will be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor.

(d) Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock will be entitled to receive the assets and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Company, as such terms are used in this Article IV, Section 2(d), will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

Section 3. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, powers, preferences and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(a) the number of shares of any series of Preferred Stock and the designation to distinguish the shares of such series from the shares of all other series of Preferred Stock;

(b) the voting powers, if any, of holders of such series of Preferred Stock and whether such voting powers are full or limited in such series;

(c) the redemption provisions, if any, applicable to such series of Preferred Stock, including the redemption price or prices to be paid;

(d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series of Preferred Stock, and the dates and preferences of dividends on such series;

(e) the rights of such series of Preferred Stock upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

(f) the provisions, if any, pursuant to which the shares of such series of Preferred Stock are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

(h) the provisions, if any, of a sinking fund applicable to such series of Preferred Stock; and

(i) any other relative, participating, optional, or other special powers, preferences or rights and qualifications, limitations, or restrictions thereof;

all as may be determined from time to time by the Board and stated or expressed in the Certificate of Designation governing such series of Preferred Stock.

Article V

Section 1. Bylaws. The Board may make, amend and repeal the Bylaws. Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the stockholders in the manner provided in the Bylaws.

Article VI

Section 1. General. The business and affairs of the Company will be managed by or under the direction of the Board.

Section 2. Number. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation, the Board shall consist of one or more members, the exact the number of the directors which shall be fixed from time to time in the manner provided in the Bylaws of the Company.

Article VII

Section 1. Limitation on Liability. To the full extent permitted by NRS Chapter 78 and any other applicable law currently or hereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. No repeal or modification of this Article VII will adversely affect the protection of any director provided hereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of NRS Chapter 78 is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by NRS Chapter 78, as so amended.

Article VIII

Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or as a manager of a limited liability company (each, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity or any other capacity while serving as such a director, officer, employee, manager or agent, shall be indemnified by the Company and to the fullest extent permitted or required by NRS Chapter 78 and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”), provided, however, that, except as provided in Section 4 of this Article VIII with respect to Proceedings to enforce rights to indemnification, the Company will indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article VIII will include the right to advancement by the Company of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”), provided, however, that, if NRS Chapter 78 so requires, an Advancement of Expenses incurred by an Indemnitee in such person’s capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) will be made pursuant to this Section 2 only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it is ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 2 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 1 of this Article VIII with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 3. Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article VIII are contract rights and such rights will continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and will inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 4. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period will be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee will be entitled to the fullest extent permitted or required by NRS Chapter 78, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader reimbursements of prosecution or defense expenses than such law permitted the Company to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it will be a defense that, and (b) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company will be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in NRS Chapter 78. Neither the failure of the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in NRS Chapter 78, nor an actual determination by the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, will create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, will be on the Company.

Section 5. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article VIII will not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article VIII will limit or otherwise affect any such other right or the Company’s power to confer any such other right.

Section 6. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the ACT.

Section 7. No Duplication of Payments. The Company will not be liable under this Article VIII to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

Article IX

Section 1. Forum for Stockholder Suits. Unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of NRS Chapter 78 or the Bylaws or these Articles of Incorporation (as either may be amended and/or restated from time to time); and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder will be deemed to have consented to (1) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (2) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Company will be deemed to have notice of and consented to this Article IX. Notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Article X

Section 1. Inapplicability Of Combinations with Interested Stockholders and Acquisition of Controlling Interest Statutes. At such time, if ever, as the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive, as amended from time to time, or any successor statutes. The Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, as amended from time to time, or any successor statutes.

APPENDIX “D”

NEVADA BY-LAWS

[Attached.]

BYLAWS

OF

AUGUSTA GOLD CORP.

(A Nevada Corporation)

These Bylaws are promulgated pursuant to the Chapter 78 of the Nevada Revised Statutes, as amended, of the State of Nevada (the “NRS”) and the Articles of Incorporation (the “Articles of Incorporation”) of Augusta Gold Corp. (the “Corporation”).

ARTICLE I

STOCKHOLDERS

1.1 Annual Meeting. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held each year at a place (either within or without the State of Nevada), day, and time to be set by the Board of Directors and stated in the notice of the annual meeting.

1.2 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chair of the Board, the Chief Executive Officer, or the President, to be held at such time and place as the Board of Directors, the Chair of the Board, the Chief Executive Officer or the President may prescribe.

1.3 Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders (or, subject to Section 1.9 below, any adjournment thereof), the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not less than twenty-one (21) days nor more than sixty (60) days prior to the meeting. If no such record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, then the close of business on the day next preceding the day on which notice is given shall be the record date for such determination of stockholders. If no notice is given because all stockholders entitled to notice have waived notice, then the record date for the determination of stockholders entitled to notice of or to vote at a meeting shall be at the close of business on the date next preceding the day on which the meeting is held. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except as provided in Section 1.9 of these Bylaws. If no notice is given because stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes necessary in order to take such action by written consent have signed a consent, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder signs the consent.

1.4 Advanced Notification of Business to be Transacted at Meetings of Stockholders. To be properly brought before the annual or any special meeting of the stockholders, any business to be transacted at an annual or special meeting of stockholders must be either (a) specified in the notice of meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.4 and on the record date for the determination of stockholders entitled to notice of and to vote at the meeting and (ii) who complies with the advance notice procedures set forth in this Section 1.4. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual or special meeting of stockholders. Stockholders seeking to nominate persons for election to the Board of Directors must comply with Section 1.5, and this Section 1.4 shall not be applicable to nominations. A stockholder of the Corporation may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only if such stockholder matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the Corporation to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in this Bylaw Section 1.4.

In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than ninety (90) days nor more than one hundred and twenty (120) days before the first anniversary of the date on which the Corporation held its annual meeting of stockholders in the immediately preceding year; and provided however, (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the Corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not more than five (5) days after the date the Corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a report with the Securities and Exchange Commission (which for purposes of these Bylaws shall include any and all filings of the Corporation made on the EDGAR system of the Securities and Exchange Commission or any similar public database maintained by the SEC), or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held; provided, further, that if the annual meeting is to be held on a date that is less than fifty (50) days after the first public announcement of the date of the annual meeting, such written proposal must be received by the Board of Directors not more than ten (10) days following such public announcement.

In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not more than fifteen (15) days after the earlier of the date the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent, the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal.

To be in proper written form, a stockholder’s notice to the Board of Directors must set forth as to each matter such stockholder proposes to bring before a meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially (within the meaning of Securities and Exchange Commission Rule 13d-1) or of record by such stockholder; (iv) any derivative positions held or beneficially held, directly or indirectly, by such stockholder; (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder with respect to any share of stock of the Corporation; (vi) a description of all agreements, arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (vii) any proxy, contract, agreement, arrangement, understanding or relationship pursuant to which such stockholder has or shares a right to vote any shares of any security of the Corporation; (viii) any direct or indirect interest of such stockholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (ix) any pending or threatened litigation in which such stockholder is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation; (x) any material transaction occurring during the prior twelve months between such stockholder, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand; (xi) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting; and (xii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents by such stockholder in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder.

If a written notice of a proposal of a stockholder matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five (5) days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

Only stockholder matters submitted in accordance with the foregoing provisions of this Bylaw shall be eligible for presentation at such meeting of stockholders or for action by written consent without a meeting, and any stockholder matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of stockholders or by written consent without a meeting. The officer of the Corporation presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of this Section 1.4, and if such officer shall so determine, such officer shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

This Section 1.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the foregoing provisions of this section, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Section 1.4. Nothing in this Section 1.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.5 Advance Notification of Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the rights, if any, of the holders of shares of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. All nominations of persons for election to the Board of Directors shall be made at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.5 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the advance notice procedures set forth in this Section 1.5. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than thirty (30) days nor more than sixty-five (65) days before the date of the annual meeting; provided, further, that if the annual meeting is to be held on a date that is less than fifty (50) days after the first public announcement of the date of the annual meeting, such written proposal must be received by the Board of Directors not more than ten (10) days following such public announcement.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not more than fifteen (15) days after the earlier of the date that the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors.

To be in proper written form, a stockholder’s notice to the Secretary of the Corporation must set forth:

(a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially (within the meaning of Securities and Exchange Commission Rule 13d-1) or of record by the person, if any; (iv) any derivative positions held or beneficially held, directly or indirectly, by such stockholder; (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the stockholder, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder with respect to any share of stock of the Corporation; (vi) the written consent of each person so proposed to serve as a director if nominated and elected as a director; (vii) any direct or indirect voting commitments or other arrangements of such person with respect to their actions as a director; and (viii) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings of the proposing stockholder required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and

(b) as to the stockholder giving the notice: (i) the name and record address of such stockholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially (within the meaning of Securities and Exchange Commission Rule 13d-1) or of record by such stockholder; (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings during the past three years, and any other material relationships, between such stockholder and each proposed nominee, including, without limitation, all information that would be required to be disclosed pursuant to the Regulations of the Securities and Exchange Commission if such stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (iv) any derivative positions held or beneficially held, directly or indirectly, by such stockholder; (v) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder with respect to any share of stock of the Corporation; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (vii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings of the proposing stockholder required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named or referred to as a nominee and to serve as a director if elected. The Corporation may require any proposed nominee to furnish such other information (which may include attending meetings to discuss the furnished information) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Notwithstanding the foregoing provisions of this section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.5.

If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five (5) days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 1.5. The officer of the Corporation presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination was not made in accordance with the provisions of this Section 1.5, and if such officer shall also determine, such officer shall so declare to the meeting that any such defective nomination shall be disregarded.

1.6 Notice of Meetings. Except as otherwise provided below, the Secretary, Assistant Secretary, or any transfer agent of the Corporation shall give, in any manner permitted by law, not less than twenty-one (21) nor more than sixty (60) days before the date of any meeting of stockholders, written notice stating the place, day, and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, to each stockholder of record entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state with reasonable clarity the purpose or purposes for which the meeting is called and the general nature of the business proposed to be transacted at the meeting.

No business other than that within the purpose or purposes specified in the notice may be transacted at a special meeting.

If the business to be conducted at any meeting includes any proposed merger, or any proposed sale, lease, or exchange of all or substantially all of the property and assets (including goodwill and corporate franchises) of the Corporation, then the written notice shall state that the purpose or one of the purposes is to consider the proposed plan of merger, sale, lease, or exchange, as the case may be, shall describe the proposed action with reasonable clarity and written notice of such meeting shall be given to each stockholder of record, whether or not entitled to vote at such meeting, not less than twenty-one (21) days before such meeting.

If mailed, notice to a stockholder shall be effective when mailed, with first-class postage thereon prepaid, correctly addressed to the stockholder at the stockholder’s address as it appears on the current record of stockholders of the Corporation. Otherwise, written notice shall be effective at the earliest of the following: (a) when received; or (b) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. An affidavit of the mailing or other means of giving any notice of any stockholders meeting, executed by the Secretary, Assistant Secretary, or any transfer or other agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice.

1.7 Waiver of Notice. A stockholder may waive notice of any meeting at any time, either before or after such meeting. Except as provided below, the waiver must be in writing, be signed by the stockholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A stockholder’s attendance at a meeting in person or by proxy waives objection to lack of notice or defective notice of the meeting unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting on the ground that the meeting is not lawfully called or convened. A stockholder waives objection to consideration of a particular matter that is not within the purpose or purposes described in the meeting notice unless the stockholder objects to considering the matter when it is presented.

1.8 Quorum. A quorum shall exist at any meeting of stockholders if one-third (1/3) of the votes entitled to be cast is represented in person or by proxy; provided, however, that where a separate vote by class or series or classes or series is required, one-third (1/3) of the outstanding shares of such class or series or classes or series represented in person or by proxy shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

1.9 Adjourned Meetings. An adjournment or adjournments of any stockholders meeting, whether by reason of the failure of a quorum to attend or otherwise, may be taken to such date, time, and place as the Chair of the meeting may determine without new notice being given if the date, time, and place of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. However, if the adjournment is for more than thirty (30) days from the date set for the original meeting, a new record date or record dates for the adjourned meeting shall be fixed and a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting, in accordance with the provisions of Section 1.3 of these Bylaws. In addition, if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, a new record date for notice of such adjourned meeting shall be fixed and a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting, in accordance with Section 1.3 of these Bylaws. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. Any meeting at which Directors are to be elected shall be adjourned only from day to day until such Directors are elected.

1.10 Voting. At each meeting of stockholders, every stockholder shall be entitled to vote in person or by proxy appointed by instrument in writing, subscribed by such stockholder or by such stockholder’s duly authorized attorney-in-fact (but no such proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period of up to seven years), and, unless the Articles of Incorporation provides otherwise, shall have one vote for each share of stock entitled to vote registered in the name of such stockholder on the books of the Corporation on the applicable record date fixed pursuant to these Bylaws. In the election of directors, a plurality of the votes present at the meeting shall elect and, for greater certainty, this means that stockholders may cast a vote “for” or “withheld” for each director nominee and the nominees with the most votes cast “for” fill the available seats on the Board of Directors until the number of Directors as set forth in Section 2.2 of these Bylaws have been elected. Any other action shall be authorized by a majority of the votes cast except where the Articles of Incorporation or the NRS prescribes a different percentage of votes and/or a different exercise of voting power. In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter will not be treated as a vote cast. A non-vote by a broker will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast on a matter determined to be non-routine under applicable law, rules and regulations.

1.11 Stockholders’ List for Meeting. The Corporation shall cause to be prepared an alphabetical list of the names of all of its stockholders who are entitled to vote at a stockholders meeting or any adjournment thereof. The stockholders’ list must be available for inspection by any stockholder at the meeting. Such list shall be produced and kept open at the time and place of the meeting. During such period, and during the whole time of the meeting, the stockholders’ list shall be subject to the inspection of any stockholder, or the stockholder’s agent or attorney, for any purpose germane to the meeting. Failure to comply with the requirements of this Section 1.11 shall not affect the validity of any action taken at the meeting.

1.13 Conduct of the Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chair of the Board, if any, the Vice-Chair of the Board, if any, the Chief Executive Officer, the President, a Vice President, a chair for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chair to be chosen by the stockholders. The Secretary of the Corporation, or, in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chair for the meeting shall appoint a secretary of the meeting. Subject to Section 11.2 of the Bylaws, the Board of Directors may adopt before a meeting such rules for the conduct of the meeting, including an agenda and limitations on the number of speakers and the time which any speaker may address the meeting, as the Board of Directors determines to be necessary or appropriate for the orderly and efficient conduct of the meeting. Subject to any rules for the conduct of the meeting adopted by the Board of Directors, the person presiding at the meeting may also adopt, before or at the meeting, rules for the conduct of the meeting.

1.14 Inspector of Elections. Before any meeting of stockholders, the Board of Directors may appoint an inspector of elections to act at the meeting and any adjournment thereof. If no inspector of elections is so appointed by the Board, then the Chair of the meeting may appoint an inspector of elections to act at the meeting and any adjournment thereof. If any person appointed as inspector fails to appear or fails or refuses to act, then the Chair of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. The inspector of elections may appoint or retain other persons or entities to assist him or her in the performance of his or her duties.

Such inspector of elections shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination of the inspector of elections; and

(e) certify the determination of the number of shares represented at the meeting, and the count of all votes and ballots.

1.15 Action Without Meeting. Unless otherwise restricted by the Nevada Articles of Incorporation, any action required or permitted to be taken at any meeting of the Corporation’s stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon and shall be delivered to the Corporation.

1.16 Meetings Through Electronic Communications. Unless otherwise required by applicable law or the Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 1.16 constitutes presence in person at the meeting.

ARTICLE II

BOARD OF DIRECTORS

2.1 Responsibility of Board of Directors. The business and affairs and property of the Corporation shall be managed under the direction of a Board of Directors. A Director shall discharge the duties of a Director, including duties as a member of a committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the Corporation.

2.2 Number of Directors; Qualification. The Board of Directors shall consist of one (1) to fifteen (15) Directors. The exact number of Directors of the Corporation shall be fixed from time to time by a majority of the total number of Directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies. No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires. No Director need be a stockholder of the Corporation or a resident of the State of Nevada. Each Director must be at least eighteen (18) years of age. The number of directors may be increased or decreased by action of the stockholders or of the Board of Directors.

2.3 Term; Vacancies. Directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal. Except as otherwise provided by law or in the Articles of Incorporation, any vacancy occurring in the Board of Directors (whether caused by resignation, death, or otherwise) may be filled by the affirmative vote of a majority of the Directors present at a meeting of the Board at which a quorum is present, or, if the Directors in office constitute less than a quorum, by the affirmative vote of a majority of all of the Directors in office. Notice shall be given to all of the remaining Directors that such vacancy will be filled at the meeting. A Director elected to fill any vacancy shall hold office until the next meeting of stockholders at which Directors are elected, and until his or her successor shall have been elected and qualified.

2.4 Removal. Except as otherwise provided in the Articles of Incorporation, one or more members of the Board of Directors (including the entire Board) may be removed, with or without cause, by the holders of two-thirds (66 2/3%) of the votes entitled to be cast at an election of directors; provided, that if a Director (or the entire Board) has been elected by one or more voting groups, only those voting groups may participate in the vote as to removal; provided further, that if the Articles of Incorporation grants stockholders the right to cumulate their votes in the election of Directors, if less than the entire Board of Directors is to be removed, no Director may be removed without cause if the votes cast against such Director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of Directors, at an election of the class of Directors of which such Director is a part.

2.5 Resignation. A Director may resign at any time by delivering written notice to the Board of Directors, its Chair of the Board (if one be appointed), the Chief Executive Officer, the President, or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

2.6 Annual Meeting. The first meeting of each newly elected Board of Directors shall be known as the annual meeting thereof and shall be held without notice immediately after the annual stockholders meeting or any special stockholders meeting at which a Board is elected unless some other time shall be specified by resolution of the Board of Directors. Such meeting shall be held at the same place as such stockholders meeting unless some other place shall be specified by resolution of the Board of Directors.

2.7 Regular Meetings. Regular meetings of the Board of Directors may be held at such place, day, and time as shall from time to time be fixed by resolution of the Board without notice other than the delivery of such resolution as provided in Section 2.9 below.

2.8 Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or the Chair of the Board (if one be appointed) or any two or more Directors, to be held at such place, day, and time as specified by the person or persons calling the meeting.

2.9 Notice of Meeting. Notice of the place, day, and time of any meeting of the Board of Directors for which notice is required shall be given, by written, oral, or any other mode of notice (including email) at least twenty-four hours prior to the meeting, by the Secretary or an Assistant Secretary, or by the person or persons calling the meeting, in any manner permitted by law, including orally. Any oral notice given by personal communication over the telephone or otherwise may be communicated either to the Director or to a person at the office of the Director who, the person giving the notice has reason to believe, will promptly communicate it to the Director. Notice shall be deemed to have been given on the earliest of (a) the day of actual receipt, (b) five (5) days after the day on which written notice is deposited in the United States mail or by reputable overnight delivery service, as evidenced by the postmark, with first-class postage prepaid, and correctly addressed, or (c) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

No notice of any regular meeting need be given if the place, day, and time thereof have been fixed by resolution of the Board of Directors and a copy of such resolution has been given to each Director, either by personally delivering the copy to the Director at least two (2) days, or by depositing the copy in the United States mail or by reputable overnight delivery service with first class postage prepaid and correctly addressed to the Director at the Director’s address as it appears on the records of the Corporation at least five (5) days (as evidenced by the postmark), prior to the day of the first meeting held in pursuance thereof.

Notice of a meeting of the Board of Directors need not be given to any Director if it is waived by the Director in writing, whether before or after such meeting is held. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting unless required by law, the Articles of Incorporation, or these Bylaws.

A Director’s attendance at or participation in a meeting shall constitute a waiver of notice of such meeting except when a Director attends or participates in a meeting for the express purpose of objecting on legal grounds prior to or at the beginning of the meeting (or promptly upon the Director’s arrival) to the holding of the meeting or the transaction of any business and does not thereafter vote for or assent to action taken at the meeting. Any meeting of the Board of Directors shall be a legal meeting if all of the Directors have received valid notice thereof, are present without objecting, or waive notice thereof, or any combination thereof.

2.10 Quorum of Directors. Except in particular situations where a lesser number is expressly permitted by law, and unless a greater number is required by the Articles of Incorporation or these Bylaws, a majority of the number of Directors specified in or fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors; provided, that if the number of Directors in office at any time is less than the number specified in or fixed in accordance with these Bylaws, then a quorum shall consist of a majority of the number of Directors in office.

Directors at a meeting of the Board of Directors at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, provided such withdrawal does not reduce the number of Directors attending the meeting below the level of a quorum.

A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting of the Board of Directors to another time and place. If the meeting is adjourned for more than forty eight (48) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 2.9 of these Bylaws, to the Directors who were not present at the time of the adjournment.

2.11 Dissent by Directors. Any Director who is present at any meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the Director objects at the beginning of the meeting (or promptly upon the Director’s arrival) to the holding of, or the transaction of business at, the meeting; or unless the Director’s dissent or abstention shall be entered in the minutes of the meeting; or unless the Director delivers written notice of the Director’s dissent or abstention to the presiding officer of the meeting before the adjournment thereof or to the Corporation within a reasonable time after the adjournment of the meeting. Such right to dissent or abstention shall not be available to any Director who votes in favor of such action.

2.12 Action by Directors Without a Meeting. Any action required by law to be taken or which may be taken at a meeting of the Board of Directors may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the Directors and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Such consent shall have the same effect as a meeting vote. Action taken under this section is effective when the last Director signs the consent, unless the consent specifies a later effective date.

2.13 Telephonic Meetings. Except as may be otherwise restricted by the Articles of Incorporation, members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting may simultaneously hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.14 Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, and may be paid a fixed sum or a stated salary as a Director, for attendance at each meeting of the Board. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

2.15 Committees. The Board of Directors, by resolution adopted by the greater of (a) a majority of all of the Directors in office, or (b) the number of Directors required by the Articles of Incorporation or these Bylaws to take action may from time to time create, and appoint individuals to, one or more committees, each committee to consist of one (1) or more Directors. Committees of Directors may exercise the authority of the Board of Directors to the extent specified by such resolution or in the Articles of Incorporation or these Bylaws. However, no committee shall:

(a) approve or adopt, or recommend to stockholders, any action or matter expressly required to be submitted to stockholders for approval; or

(b) adopt, amend, or repeal Bylaws.

Committees shall be governed by the same provisions as govern the meetings, actions without meetings, notice and waiver of notice, quorum and voting requirements, and standards of conduct of the Board of Directors. The Executive Committee (if one be established) shall meet periodically between meetings of the full Board. All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose at the office of the Corporation.

ARTICLE III

OFFICERS

3.1 Appointment. The officers of the Corporation shall be appointed annually by the Board of Directors at its annual meeting held after the annual meeting of the stockholders. If the appointment of officers is not held at such meeting, such appointment shall be held as soon thereafter as a Board meeting conveniently may be held. Except in the case of death, resignation, or removal, each officer shall hold office until the next annual meeting of the Board and until his or her successor is appointed and qualified.

3.2 Qualification. None of the officers of the Corporation need be a Director, except as specified below. Any two or more of the corporate offices may be held by the same person.

3.3 Officers Enumerated. Except as otherwise provided by resolution of the Board of Directors, the officers of the Corporation and their respective powers and duties shall be as follows:

3.3.1 Chair of the Board. The Chair of the Board (if such an officer be appointed) shall be a Director and shall perform such duties as shall be assigned to him or her by the Board of Directors and in any employment agreement. The Chair shall preside at all meetings of the stockholders and at all meetings of the Board at which he or she is present. The Chair may sign deeds, mortgages, bonds, contracts, and other instruments, except when the signing thereof has been expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or is otherwise required by law to be signed by some other officer or in some other manner. If the Chief Executive Officer dies or becomes unable to act, the Chair shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board of Directors, with all the powers of and subject to all the restrictions upon the Chief Executive Officer.

3.3.2 Chief Executive Officer. Subject to such supervisory powers as may be given by the Board of Directors to the Chair of the Board (if such an officer be appointed), the Chief Executive Officer shall supervise and control all of the assets, business, and affairs of the Corporation. The Chief Executive Officer may sign certificates for shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments, except when the signing thereof has been expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or is otherwise required by law to be signed by some other officer or in some other manner. The Chief Executive Officer shall vote the shares owned by the Corporation in other corporations, domestic or foreign, unless otherwise prescribed by law or resolution of the Board of Directors. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time. In the absence of the Chair of the Board, the Chief Executive Officer, if a Director, shall preside over all meetings of the stockholders and over all meetings of the Board of Directors. The Chief Executive Officer shall have the authority to appoint one or more Assistant Secretaries and Assistant Treasurers, and other officers of the Corporation as he or she deems necessary. If there is no President appointed by the Board of Directors, the Chief Executive Officer will also be the President of the Corporation.

3.3.3 President. Subject to such supervisory powers as may be given by the Board of Directors to the Chief Executive Officer (if such an officer be appointed), the President shall be the second ranking executive officer of the Corporation after the Chief Executive Officer and shall supervise and control all of the assets, business, and affairs of the Corporation as directed by the Chief Executive Officer. The President may sign certificates for shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments, except when the signing thereof has been expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or is otherwise required by law to be signed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board from time to time. In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

3.3.4 Vice Presidents. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be respectively prescribed for them by the Board, these Bylaws, the Chief Executive Officer, the President, or the Chair of the Board (if one be appointed). Vice Presidents may when required by law or authorized by these Bylaws or resolution of the Board of Directors, sign certificates for shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments.

3.3.5 Secretary. The Secretary shall:

(a) have responsibility for preparing minutes of meetings of the stockholders and the Board of Directors, to be kept in a book for that purpose, and for authenticating records of the Corporation;

(b) see that all notices are duly given in accordance with the provisions of Sections 1.3, 1.6, 2.3, 2.9, 2.10, and 2.15 of these Bylaws and as required by law;

(c) be custodian of the corporate records and seal of the Corporation, if one be adopted;

(d) keep a register of the post office address of each stockholder and Director;

(e) attest certificates for shares of the Corporation;

(f) have general charge of the stock transfer books of the Corporation;

(g) when required by law or authorized by these Bylaws or resolution of the Board of Directors, sign certificates for shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments; and

(h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Chief Executive Officer or President or the Board of Directors.

In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

3.3.6 Chief Financial Officer and Treasurer. The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer. The Treasurer shall:

(a) have charge and custody of and be responsible for all funds and securities of the Corporation;

(b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever and deposit all such moneys in the name of the Corporation in banks, trust companies, or other depositories selected in accordance with the provisions of these Bylaws;

(c) when required by law or authorized by these Bylaws or resolution of the Board of Directors, sign certificates for shares of the Corporation, deeds, mortgages, bonds, contracts, and other instruments; and

(d) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chief Executive Officer, the President or the Board of Directors.

In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

3.4 Delegation. In case of the absence or inability to act of any officer of the Corporation and of each person herein authorized to act in his or her place, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or other person whom it may select.

3.5 Resignation. Any officer may resign at any time by delivering written notice to the Corporation. Any such resignation shall take effect at the time the notice is delivered unless the notice specifies a later effective date. Unless otherwise specified therein, acceptance of such resignation by the Corporation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

3.6 Removal. Any officer or agent may be removed by the Board of Directors with or without cause. An officer empowered to appoint another officer or assistant officer also has the power with or without cause to remove any officer or assistant officer he or she would have the power to appoint whenever in his or her judgment the best interests of the Corporation would be served thereby. The removal of an officer or agent shall be without prejudice to the contract rights, if any, of the Corporation or the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

3.7 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office, or any other cause may be filled by the Board of Directors for the unexpired portion of the term or for a new term established by the Board of Directors.

3.8 Other Officers and Agents. Such other officers and assistant officers as may be deemed necessary or advisable may be appointed by the Board of Directors or, to the extent provided in Section 3.3.2 above, by the Chief Executive Officer. Such other officers and assistant officers shall hold office for such periods, have such authorities, and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such assistant officers or agents and to prescribe their respective terms of office, authorities, and duties.

3.9 Compensation. Compensation, if any, for officers and other agents and employees of the Corporation shall be determined by the Board of Directors, or by a committee or officer appointed by the Board. No officer shall be prevented from receiving compensation in such capacity by reason of the fact that he or she is also a Director of the Corporation.

ARTICLE IV

CONTRACTS, CHECKS AND DRAFTS

4.1 Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Subject to the limitations set forth in Sections 78.140 of the NRS, to the extent applicable:

(a) The Corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its Directors and stockholders and with corporations, associations, firms, and entities in which they are or may be or become interested as Directors, officers, stockholders, members, or otherwise.

(b) Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the Director’s or stockholder’s having an interest in the contract or transaction.

4.2 Checks, Drafts, Etc. All checks, drafts, and other orders for the payment of money, notes, and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or agent or agents of the Corporation and in such manner as may be determined from time to time by resolution of the Board of Directors.

4.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Treasurer, subject to the direction of the Board of Directors, may select.

ARTICLE V

STOCK

5.1 Issuance of Shares. No shares of the Corporation shall be issued unless authorized by the Board of Directors, which authorization shall include the maximum number of shares to be issued, the consideration to be received for each share, and, if the consideration is in a form other than cash, the determination of the value of the consideration.

5.2 Certificates. The Corporation’s shares may but need not be represented by certificates. The rights and obligations of stockholders are identical whether or not their shares are represented by certificates. Share certificates shall be numbered in the order of their issue and shall be signed by or in the name of the Corporation by (i) the Chief Executive Officer, President or a Vice President and (ii) the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any or all of the signatures on a certificate may be a facsimile. In case any officer who signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of issue. Each certificate that is subject to any restriction on the transfer or registration of transfer of shares shall have conspicuously noted on its face or back either the full text of the restriction or a statement of the existence of the restriction. If the Corporation is authorized to issue different classes of shares or different series within a class, each certificate shall have on its face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

5.3 Stock Records. The Corporation or its agent shall maintain at the registered office or principal office of the Corporation, or at the office of the transfer agent or registrar of the Corporation, if one be designated by the Board of Directors, a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of shares held by each. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

5.4 Restrictions on Transfer. The Board of Directors shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

5.5 Transfers. Registration of transfers of shares shall be made only upon the share transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States or province of Canada, and may employ an agent or agents to keep such register and to record transfers of shares therein. Certificated shares shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No certificated shares shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar. Uncertificated shares shall be transferred upon receipt by the Corporation of a written request for transfer signed by the stockholder. The Board of Directors may make further rules and regulations concerning the transfer and registration of shares.

ARTICLE VI

RECORDS OF CORPORATE MEETINGS

The Corporation shall keep, as permanent records, minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the stockholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the Corporation. The Corporation shall keep at its principal office a copy of the minutes of all stockholders meetings that have occurred, and records of all action taken by stockholders without a meeting, within the past three (3) years. Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board or stockholders when certified by the President or Secretary.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year unless otherwise expressly determined by the Board of Directors.

ARTICLE VIII

DISTRIBUTIONS

Subject to any limitation in the Articles of Incorporation, the Board of Directors may from time to time authorize, and the Corporation may make purchases or redemptions of its shares, to the extent permitted by the NRS. In addition, subject to any limitation in the Articles of Incorporation, the Board of Directors may from time to time authorize, and the Corporation may declare and pay, dividends, to the extent permitted by the NRS.

Directors under whose administration a violation of the NRS occurred in relation to any dividend or distribution shall be jointly and severally liable, at any time within three (3) years after such violation to the lesser of the full amount of the distribution made or of any loss sustained by the Corporation by reason of the distribution.

ARTICLE IX

INDEMNIFICATION OF OFFICERS AND DIRECTORS

9.1 Indemnification. To the fullest extent permitted by Nevada law, as now or hereinafter in effect, the Corporation shall indemnify any director, officer, agent or employee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

The Company may, by action of the Board and to the extent provided in such action, indemnify employees, agents and other persons as though they were indemnified parties.

9.2 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise against liability asserted against such person and incurred by such person in that capacity or arising from such person’s status as a Director, officer, employee or agent, whether or not the Corporation would have power to indemnify such person against such liability or expenses.

9.3 Amendments to the NRS. If, after the effective date of this Article IX, the NRS is amended to authorize further indemnification of directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the NRS.

9.4 Nonexclusive Contract Right. To the extent permitted by law, the rights to indemnification and advance of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise. The right to indemnification conferred in this Article IX shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Article IX shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

9.5 Severability. If any provision of this Article IX or any application thereof shall be invalid, unenforceable or contrary to applicable law, the remainder of this Article IX, and the application of such provisions to persons or circumstances other than those as to which it is held invalid, unenforceable or contrary to applicable law, shall not be affected thereby.

ARTICLE X

CORPORATE SEAL

The Board of Directors may, but shall not be required to, adopt a corporate seal for the Corporation in such form and with such inscription as the Board may determine. If such a corporate seal shall at any time be so adopted, the application of or the failure to apply such seal to any document or instrument shall have no effect upon the validity or invalidity of such document or instrument under otherwise applicable principles of law.

ARTICLE XI

MISCELLANY

11.1 Communications by Facsimile. To the extent permitted by applicable law, whenever these Bylaws require notice, consent, or other communication to be delivered for any purpose, transmission by phone, wire, wireless equipment or electronic mail which transmits a facsimile of such communication shall constitute sufficient delivery for such purpose. Such communication shall be deemed to have been received by or in the possession of the addressee upon completion of the transmission.

11.2 Rules of Order. The rules contained in the most recent edition of Robert’s Rules of Order, Revised, shall govern all meetings of stockholders and Directors where those rules are not inconsistent with the Articles of Incorporation or these Bylaws, subject to the following:

(a) The Chair of the meeting shall have absolute authority over matters of procedure, and there shall be no appeal from the ruling of the Chair. If the Chair in his or her absolute discretion deems it advisable to dispense with the rules of parliamentary procedure for any meeting or any part thereof, the Chair shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

(b) If disorder should arise which prevents continuation of the legitimate business of the meeting, the Chair may quit the chair and announce the adjournment of the meeting; upon so doing, the meeting shall be deemed immediately adjourned, subject to being reconvened in accordance with these Bylaws, as the case may be.

(c) The Chair may ask or require that anyone not a bona fide stockholder or proxy leave a meeting of stockholders.

(d) A resolution or motion at a meeting of stockholders shall be considered for vote only if proposed by a stockholder or duly authorized proxy, but shall not require to be seconded.

11.3 Construction. Within these Bylaws, words of any gender shall be construed to include any other gender, and words in the singular or plural number shall be construed to include the plural or singular, respectively, unless the context otherwise requires.

11.4 Severability. If any provision of these Bylaws or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of these Bylaws, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

11.5 Notices To And From Directors And Stockholders. to the extent permitted by applicable law, notices to Directors and stockholders from the Corporation and from Directors and stockholders to the Corporation may be provided by a form of electronic transmission (in a manner consistent with the NRS). Similarly where the By-laws provide for or require action by “written” consent or in a “writing”, to the extent permitted by applicable law, such consent or action may be either in a tangible medium or by means of electronic transmission. Subject to contrary provisions in the NRS, notice to stockholders or Directors in an electronic transmission shall be effective only with respect to stockholders and Directors that have consented to receive electronically transmitted notices and that have designated in the consent the address, location, or system to which these notices may be electronically transmitted and with respect to a notice that otherwise complies with any other requirements of the NRS and any applicable federal law.

A stockholder or Director who has consented to receipt of electronically transmitted notices may revoke this consent by delivering a written revocation to the Corporation.

The consent of any stockholder or Director is revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the consent, and (b) this inability becomes known to the Secretary or an Assistant Secretary of the Corporation, the transfer agent, or any other person responsible for giving the notice. The inadvertent failure by the Corporation to treat this inability as a revocation does not invalidate any meeting or other action.

ARTICLE XII

AMENDMENT OF BYLAWS

Except as may be provided in the Articles of Incorporation, and subject to the NRS, the By-laws of the Corporation may be amended or repealed, or new By-laws may be adopted, by: (a) the stockholders, even though the By-laws may also be amended or repealed, or new By-laws may also be adopted, by the Board of Directors; or (b) subject to the power of the stockholders of the Corporation to amend or repeal the By-laws, the Board of Directors, unless such power is reserved, by the Articles of Incorporation or by law, exclusively to the stockholders in whole or in part or unless the stockholders, in adopting, amending or repealing a particular By-law, provide expressly that the Board of Directors may not amend or repeal that Bylaw. Any officer of the Corporation may authenticate a restatement of the Bylaws and all amendments thereto adopted in the manner provided above.

APPENDIX “E”

DGCL APPRAISAL STATUTES

[Attached.]

DELAWARE GENERAL CORPORATION LAW

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

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